UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
SCHEDULE 14A
SCHEDULE 14A INFORMATION
Proxy Statement Pursuant to Section 14(a) of the Securities Exchange Act of 1934

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CV SCIENCES, INC.
(Name of Registrant as Specified In Its Charter)

N/A
(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

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PRELIMINARY PROXY MATERIALS SUBJECT TO COMPLETION DATED MARCH 20, 2020
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CV SCIENCES, INC.
10070 Barnes Canyon Road
San Diego, California 92121
NOTICE OF ANNUAL MEETING OF STOCKHOLDERS
To Be Held on May 21, 2020
NOTICE IS HEREBY GIVEN that the annual meeting of the stockholders (the “Meeting”) of CV Sciences, Inc. (the “Company”, “we” or “us”) will be held on May 21, 2020, at 10 a.m. local time, at the ___________, for the following purposes:

(1)	To elect six directors to hold office until the next annual meeting of stockholders and until their successors are duly elected and qualified;

(2)
To approve an amendment to the Company's Certificate of Incorporation, as amended, to effect, at the discretion of the Company's Board of Directors, a reverse stock split of all outstanding shares of the Company's common stock, par value $0.0001 per share, at a ratio of not less than 1-for-2 and not greater than 1-for-20, such ratio to be determined by the Company's Board of Directors at any time before March 31, 2021, without further approval or authorization of our stockholders;

(3)	To ratify Deloitte & Touche LLP as our independent registered public accounting firm for the fiscal year ending December 31, 2020;

(4)	To approve on an advisory, non-binding basis named executive officer compensation;

(5)	To consider and act upon such other business as may properly be brought before the Meeting or any adjournments or postponement thereof by or at the direction of the Board of Directors.
The close of business on March 23, 2020 has been fixed as the record date for determining stockholders entitled to notice of, and to vote at, the Meeting or any adjournments or postponement thereof. For at least 10 days prior to the Meeting, a complete list of stockholders entitled to vote at the Meeting will be open to any stockholder’s examination during ordinary business hours at our principal executive offices at 10070 Barnes Canyon Road, San Diego, California 92121, (866) 290-2157.
Our Board of Directors has carefully reviewed and considered the foregoing proposals and has concluded that each proposal is in the best interests of the Company and its stockholders. Therefore, our Board of Directors has approved each proposal and recommends that you vote FOR all of the foregoing proposals.
Your vote is important no matter how large or small your holdings may be. If you do not expect to be present at the Meeting in person, you are urged to immediately complete, date, sign and return the proxy card. Please review the instructions on each of your voting options described in the enclosed Proxy Statement as well as in the Notice of Internet Availability of Proxy Materials you received in the mail. This will not limit your right to attend or vote at the Meeting. You may revoke your proxy at any time before it has been voted at the Meeting. Please note that dissenter’s rights are not available with respect to the proposals to be voted upon at this Meeting.
The Notice of Internet Availability of Proxy Materials also contains instructions on how to access the Proxy Statement and our Annual Report on Form 10-K for the year ended December 31, 2019 which are available online at: ____________.

By Order of the Board of Directors /s/ Joseph Dowling Joseph Dowling Chief Executive Officer and Secretary
San Diego, California
March , 2020

Due to the emerging public health impact of coronavirus disease 2019 (COVID-19), we are planning for the possibility that the Company’s annual stockholder meeting may be held solely by means of remote communication. If we take this step, we will announce the decision to do so in advance, and details on how to participate will be set forth in a press release issued by the Company and available on our website at http://www.cvsciences.com.

I M P O R T A N T
YOU ARE CORDIALLY INVITED TO ATTEND THE MEETING IN PERSON. WHETHER OR NOT YOU EXPECT TO ATTEND THE MEETING, PLEASE COMPLETE, DATE, SIGN AND RETURN THE PROXY CARD, AS PROMPTLY AS POSSIBLE IN ORDER TO ENSURE YOUR REPRESENTATION AT THE MEETING. PLEASE REVIEW THE INSTRUCTIONS ON EACH OF YOUR VOTING OPTIONS DESCRIBED IN THE ENCLOSED PROXY STATEMENT AS WELL AS IN THE NOTICE OF INTERNET AVAILABILITY OF PROXY MATERIALS YOU RECEIVED IN THE MAIL. EVEN IF YOU HAVE VOTED BY PROXY, YOU MAY STILL VOTE IN PERSON IF YOU ATTEND THE MEETING. PLEASE NOTE, HOWEVER, THAT IF YOUR SHARES ARE HELD OF RECORD BY A BROKER, BANK OR OTHER NOMINEE AND YOU WISH TO VOTE AT THE MEETING, YOU MUST OBTAIN A PROXY CARD ISSUED IN YOUR NAME FROM THAT INTERMEDIARY. A MAJORITY IN VOTING POWER OF THE OUTSTANDING SHARES OF COMMON STOCK MUST BE REPRESENTED AT THE MEETING, EITHER IN PERSON OR BY PROXY, TO CONSTITUTE A QUORUM.

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PRELIMINARY PROXY MATERIALS SUBJECT TO COMPLETION DATED MARCH 20, 2020
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CV SCIENCES, INC.
10070 Barnes Canyon Road
San Diego, California 92121
(866) 290-2157
PROXY STATEMENT
For
ANNUAL MEETING OF STOCKHOLDERS
To Be Held on May 21, 2020 at 10 a.m. local time
GENERAL INFORMATION
This proxy statement (the “Proxy Statement”) is furnished in connection with the solicitation of proxies by the Board of Directors (the “Board”) of CV Sciences, Inc. (the “Company”, “CV Sciences”, “we” or “us”) for use at the annual meeting of the stockholders (the “Meeting” or the “2020 Annual Meeting”) of the Company, to be held on May 21, 2020, at 10 a.m., local time. The Meeting will be held at the __________. This Proxy Statement and proxy will be made available to our stockholders on or about March , 2020.
Only stockholders of record at the close of business on March 23, 2020 (the “Record Date”), are entitled to notice of, and to vote at, the Meeting. At the close of business on the Record Date, _________ shares of the Company’s common stock were issued and outstanding, held by more than _______ individual participants in securities positions listings of our common stock. Each share of common stock is entitled to one vote on each matter to be voted upon at the Meeting. Shares cannot be voted at the Meeting unless the holder thereof is present or represented by proxy. The presence, in person or by proxy, of the holders of a majority in voting power of the outstanding shares of common stock on the Record Date will constitute a quorum for the transaction of business at the Meeting and any adjournment or postponement thereof.
Our Board has selected Joseph Dowling to serve as the holder of proxies for the Meeting. The shares of common stock represented by each executed and returned proxy will be voted by him in accordance with the directions indicated on the proxy. If you sign your proxy card without giving specific instructions, Mr. Dowling will vote your shares “FOR” the proposals being made at the Meeting. The proxy also confers discretionary authority to vote the shares authorized to be voted thereby on any matter that may be properly presented for action at the Meeting; we currently know of no other business to be presented.
Any proxy given may be revoked by the person giving it at any time before it is voted at the Meeting. If you have not voted through your broker, there are three ways for you to revoke your proxy and change your vote. First, you may send a written notice to the Company’s Secretary stating that you would like to revoke your proxy. Second, you may complete and submit a new proxy card, but it must bear a later date than the original proxy. Third, you may vote in person at the Meeting. However, your attendance at the Meeting will not, by itself, revoke your proxy. If you have instructed a broker to vote your shares, you must follow the directions you receive from your broker to change your vote. Your last submitted proxy will be the proxy that is counted. Please note that dissenter’s rights are not available with respect to any proposal to be voted upon at the Meeting.
We will provide copies of this Proxy Statement and accompanying materials to brokerage firms, fiduciaries and custodians for forwarding to beneficial owners and will reimburse these persons for their costs of forwarding these materials. Our directors and officers and employees may solicit proxies by telephone, facsimile, or personal solicitation. We will not pay additional compensation for any of these services.

QUESTIONS AND ANSWERS REGARDING THIS SOLICITATION
AND VOTING AT THE MEETING
Q. When is the Meeting?
A. May 21, 2020 at 10 a.m., local time.
Q. Where will the Meeting be held?
A. The Meeting will be held at _________.
Q. Why am I receiving these proxy materials?
A. As permitted by rules adopted by the Securities and Exchange Commission (the “SEC”), we are making this Proxy Statement and our Annual Report filed on Form 10-K for the year ended December 31, 2019 (the “Annual Report”), available to our stockholders electronically via the Internet. On or about March ___, 2020, we mailed to all stockholders of record entitled to vote at the 2020 Annual Meeting a Notice of Internet Availability of Proxy Materials containing instructions on how to access this Proxy Statement and our Annual Report and vote via the Internet, by phone, in person or by mail. If you received a Notice of Internet Availability of Proxy Materials by mail, you will not receive a printed copy of the proxy materials, unless specifically requested. If you received a Notice of Internet Availability of Proxy Materials by mail and would like to receive a printed copy of the proxy materials you should follow the instructions for requesting such materials included in the Notice of Internet Availability of Proxy Materials. We sent you the Notice of Internet Availability of Proxy Materials because the Company’s Board is soliciting your proxy to vote at the 2020 Annual Meeting. You are invited to attend the 2020 Annual Meeting to vote on the proposals described in this Proxy Statement. However, you do not need to attend the Meeting to vote your shares. Instead, you may follow the instructions on the Notice of Internet Availability of Proxy Materials to vote by internet or by mail.
Q. Who is entitled to vote at the Meeting?
A. Only stockholders who owned our common stock at the close of business on the Record Date are entitled to notice of the Meeting and to vote at the Meeting, and at any postponements or adjournments thereof. At the close of business on the Record Date, there were _________ shares of our common stock outstanding held by over ________ individual participants in securities positions listings of our common stock.
Q. How many shares must be present to conduct business?
A. The presence at the Meeting, in person or by proxy, of the holders of a majority in voting power of the outstanding shares of our common stock at the close of business on the Record Date will constitute a quorum. A quorum is required to conduct business at the Meeting.
Q. What will be voted on at the Meeting?
A. The following chart sets for the proposals scheduled for a vote at the 2020 Annual Meeting and the vote required for such proposals to be approved:

Proposal 1: To elect six directors to hold office until the next annual meeting of stockholders and until their successors are duly elected and qualified;
Each director must be elected by a plurality of the votes cast; meaning that the six nominees receiving the most “FOR” votes (among votes properly cast in person or by proxy) will be elected. Only votes “FOR” will affect the outcome. Withheld votes or broker non-votes will not affect the outcome of the vote.

Proposal 2: To approve an amendment to the Company's Certificate of Incorporation to effect a reverse stock split;
To be approved by our stockholders, at least a majority of the shares of common stock outstanding as of close of business on the record date must vote “FOR” this proposal. Abstentions will be counted toward the tabulation of votes cast on this proposal and will have the same effect as negative votes. We believe that this proposal is considered a routine matter and, thus, we do not expect to receive any broker non-votes on this proposal.

Proposal 3: To ratify Deloitte & Touche LLP as our independent registered public accounting firm for the fiscal year ending December 31, 2020;
To be approved by our stockholders, the holders of a majority of the shares casting votes at the annual meeting on this proposal must vote “FOR” this proposal. Any shares of common stock that are not voted (whether by abstention or otherwise) will have no impact on the outcome of the vote with respect to this proposal. We believe that this proposal is considered a routine matter and, thus, we do not expect to receive any broker non-votes on this proposal.

Proposal 4: To approve on an advisory, non-binding basis named executive officer compensation;
To be approved by our stockholders, the holders of a majority of the shares casting votes at the annual meeting on this proposal must vote "FOR" this proposal. Any shares that are not voted (whether by abstention, broker non-vote or otherwise) will have no impact on the outcome of the vote with respect to this proposal. This is an advisory vote and, therefore, is not binding.

Q. What shares can I vote at the Meeting?
A. You may vote all shares of common stock owned by you as of the Record Date, including (1) shares held directly in your name as the stockholder of record, and (2) shares held for you as the beneficial owner through a broker, trustee or other nominee such as a bank.
Q. What is the difference between holding shares as a stockholder of record and as a beneficial owner?
A. Some of our stockholders may hold shares of common stock in their own name rather than through a broker or other nominee. As summarized below, there are some distinctions between shares held of record and those owned beneficially.
Stockholders of Record. If your shares are registered directly in your name with our transfer agent, Issuer Direct Corporation (formerly Interwest Transfer) you are considered to be, with respect to those shares, the stockholder of record, and the Notice of Internet Availability of Proxy Materials was sent directly to you. As the stockholder of record, you have the right to vote in person at the Meeting and vote by proxy. Whether or not you plan to attend the Meeting, we urge you vote by internet or by mail to ensure your vote is counted. You may still attend the Meeting and vote in person if you have already voted by proxy.
Beneficial Owner. If your shares are held in a brokerage account or by another nominee, you are considered the beneficial owner of shares held in “street name,” and these proxy materials are being forwarded to you from that organization together with a voting instruction card. As the beneficial owner, you have the right to direct your broker, trustee or nominee how to vote and are also invited to attend the Meeting. Please note that since a beneficial owner is not the stockholder of record, you may not vote these shares in person at the Meeting unless you obtain a “legal proxy” from the broker, trustee or nominee that holds your shares, giving you the right to vote the shares at the Meeting. If this applies to you, your broker, trustee or nominee will have enclosed or provided voting instructions for you to use in directing the broker, trustee or nominee how to vote your shares.
Q. How can I vote my shares without attending the Meeting?
A. Whether you hold shares directly as the stockholder of record or beneficially in street name, you may direct how your shares are voted without attending the Meeting. If you are a stockholder of record, you may vote by proxy by internet or by mail by following the instructions provided on the Notice of Internet Availability of Proxy Materials. To vote using the proxy card, you must request a paper copy of the proxy materials by following the instructions available on the Notice of Internet Availability of Proxy Materials and then simply complete, sign and date the proxy card and return it promptly in the envelope provided. If you return your signed proxy card to us before the 2020 Annual Meeting, we will vote your shares as you direct. Stockholders who hold shares beneficially in street name may cause their shares to be voted by proxy in accordance with the instructions provided by their broker, trustee or nominee, by using the proxy card provided by the broker, trustee or nominee and mailing them in the envelope provided by such person.

Q. How can I vote my shares in person at the Meeting?
A. Shares held in your name as the stockholder of record may be voted in person at the Meeting. Shares held beneficially in street name may be voted in person only if you obtain a legal proxy from the broker, trustee or nominee that holds your shares giving you the right to vote the shares. Even if you plan to attend the Meeting, we recommend that you also submit your proxy card or voting instructions as described above so that your vote will be counted if you later decide not to, or are unable to, attend the Meeting.
Q. How are votes counted?
A. If you provide specific instructions with regard to an item, your shares will be voted as you instruct on such item. If you sign your proxy card without giving specific instructions, your shares will be voted in accordance with the recommendations of the Board (“FOR” each proposal, “FOR” the nominees identified herein, and in the discretion of the proxy holder on any other matters that properly come before the Meeting).
Q. What is a “broker non-vote”?
A. A broker non-vote occurs when a beneficial owner of shares held in street name does not give instructions to the broker or nominee holding the shares as to how to vote on matters deemed “non-routine.” Generally, if shares are held in street name, the beneficial owner of the shares is entitled to give voting instructions to the broker or nominee holding the shares. If the beneficial owner does not provide voting instructions, the broker or nominee can still vote the shares with respect to matters that are considered to be “routine,” but not with respect to “non-routine” matters. Under the rules and interpretations of the New York Stock Exchange, “non-routine” matters are generally those involving a contest or a matter that may substantially affect the rights or privileges of stockholders, such as mergers, dissolutions or stockholder proposals. The shares that cannot be voted by brokers and other nominees on non-routine matters but are represented at the annual meeting will be deemed present at our annual meeting for purposes of determining whether the necessary quorum exists to proceed with the annual meeting, but will not be considered entitled to vote on the non-routine proposals.
We believe that under applicable rules Proposals 2 and 3 are considered routine matters for which brokerage firms may vote shares that are held in the name of brokerage firms and which are not voted by the applicable beneficial owners.
We believe that Proposals 1 and 4 are considered non-routine matters under applicable rules. Accordingly, brokers or other nominees cannot vote on these proposals without instructions from beneficial owners.
Q. How are abstentions counted?
A. If you return a proxy card that indicates an abstention from voting on all matters, the shares represented will be counted for the purpose of determining both the presence of a quorum and the total number of votes with respect to a proposal, but they will not be voted on any matter at the Meeting.
With regard to Proposal 1, votes may be cast in favor of a director nominee or withheld. Because directors are elected by plurality, abstentions will be entirely excluded from the vote and will have no effect on its outcome.
With regard to Proposal 2, the affirmative vote from the holders of a majority of the shares entitled to vote on this proposal is required for approval. Accordingly, abstentions will not be voted in favor of such proposal and will have the same effect as a vote “AGAINST” the proposal.
With regard to Proposal 3 and Proposal 4, the affirmative vote of the holders of a majority of the shares casting votes at the Meeting on such proposal is required for approval. Accordingly, abstentions will have no effect on the outcome of the proposals.
Q. What should I do if I receive more than one Notice of Internet Availability of Proxy Materials?
A. If you receive more than one Notice of Internet Availability of Proxy Materials, your shares are registered in more than one name or are registered in different accounts. Please follow the instructions on each Notice of Internet Availability of Proxy Materials to ensure that all of your shares are voted.

Q. Can I change my mind after I return my proxy?
A. Yes. You may change your vote at any time before your proxy is voted at the Meeting. If you are a stockholder of record, you can do this by giving written notice to the Secretary, by submitting another proxy with a later date, or by attending the Meeting and voting in person. If you are a stockholder in “street” or “nominee” name, you should consult with the bank, broker or other nominee regarding that entity’s procedures for revoking your voting instructions.
Q. Who is soliciting my vote and who is paying the costs?
A. Your vote is being solicited on behalf of the Board, and the Company will pay the costs associated with the solicitation of proxies, including preparation, assembly, printing and mailing of the Notice of Internet Availability of Proxy Materials and this Proxy Statement, as applicable.
Q. How can I find out the results of the voting?
A. We intend to announce preliminary voting results at the Meeting and publish final results in a Current Report on Form 8-K within four business days following the Meeting.
Q. Whom should I contact if I have questions?
A. If you have any additional questions about the Meeting or the proposals presented in this Proxy Statement, you should contact the following person at our principal executive office as follows:
Joseph Dowling, Secretary
10070 Barnes Canyon Road
San Diego, California 92121
(866) 290-2157

PROPOSAL 1
ELECTION OF DIRECTORS
The Board has nominated Ms. Beth Altman, Dr. Paul Blake, Mr. Joseph Dowling, Ms. Terri Funk Graham, Dr. Joseph Maroon, and Mr. James McNulty as directors to be elected to serve until the next annual meeting of stockholders and until their successors are duly elected and qualified. Each of the nominees is currently a director of CV Sciences. The size of the Board is currently fixed at six members. Accordingly, at the Meeting, six directors will be elected to the Board. Proxies cannot be voted for a greater number of persons than the number of nominees named. The six nominees with the greatest numbers of votes at the Meeting will be elected to the six director positions. Unless otherwise instructed, the proxy holders will vote the proxies received by them for the Board’s six nominees named below. If any nominee is unable or declines to serve as director at the time of the 2020 Annual Meeting, the proxies will be voted for any nominee who is designated by our present Board to fill the vacancy.

Name	Age	Position	Audit Committee	Compensation Committee	Governance and Nominating Committee	Strategic Committee	Director Since
Beth Altman	49	Director	*		*	*	2019
Dr. Paul Blake	72	Director		*	*	*	2019
Joseph Dowling	62	Chief Executive Officer, Director				C	2018
Terri Funk Graham	54	Director		C	*	*	2019
Dr. Joseph Maroon	79	Director	*		C	*	2018
James McNulty	69	Director	C	*		*	2016
________________________________

C	Chair

*	Member
Each nominee, if elected at the Meeting, will serve as a director until the earlier of the 2021 annual meeting of the Company’s stockholders or until their successors are duly elected and qualified. There currently are no legal proceedings, and during the past ten years there have been no legal proceedings that are material to the evaluation of the ability or integrity of any of our directors or director nominees.
Beth Altman. Ms. Altman has served as a Director of CV Sciences, Inc. since October 24, 2019. Ms. Altman joined the Board and brings a proven track record of more than 25 years including achievements in accounting, finance, management, business development, strategic planning, and corporate governance. Ms. Altman worked at KPMG from 1993 to 2019, serving as office Managing Partner from 2014 to 2019, where she successfully led a team of over 260 professionals and 23 partners, providing an array of assurance, tax and advisory services to public and private companies across all industry sectors. Additionally, Ms. Altman served as the lead audit partner for numerous early-stage, middle market and large global clients in the private and public markets, predominately in the life sciences, consumer markets, and technology sectors. Ms. Altman also served as a board member of the Corporate Directors Forum, a 501(c)(6) nonprofit organization focused on helping directors, and those who support them, build more effective boards through continuous learning and peer networking. She also held a leadership position in the Women Corporate Directors, San Diego Chapter, the world’s largest membership organization and community of today’s preeminent women leaders in business.
Dr. Paul Blake. Dr. Blake has served as a Director of CV Sciences, Inc. since October 21, 2019. Dr. Blake joined the Board and brings with him deep expertise in clinical research, development, and medical affairs within the pharmaceutical industry. He served as Chief Medical Officer at Heron Therapeutics Inc., a commercial-stage biotechnology company focused on improving the lives of patients suffering from pain or cancer by developing best-in-class treatments from December 2017 to March 2020.  At Heron, Dr. Blake was responsible for clinical research, medical affairs and drug safety. Prior to joining Heron, he served as Chief Medical Officer of BioDelivery Sciences International, and before that he was the Chief Development Officer at Oxford BioMedica, a gene therapy company. His prior positions include Chief Medical Officer and Senior Vice President of Clinical Research and Development of Aeterna Zentaris, Inc., and Senior Vice President and then Executive Vice President of Worldwide Medical and Regulatory Operations at Cephalon, Inc. From 1992 to 1998, he held the position of Senior Vice President and Medical Director, Clinical Research and Development at SmithKline Beecham Pharmaceuticals (now GSK). Prior to that, he worked for ICI Pharmaceuticals (now Astra Zeneca) and G.D. Searle. Dr. Blake is qualified in medicine from the Royal Free Hospital School of Medicine, London University. He is a Fellow of the Royal College of Physicians and a Fellow of the Faculty of Pharmaceutical Medicine of the Royal College of Physicians. He is also a Fellow of the American College of Clinical Pharmacology. Dr. Blake has been involved in the development of several pharmaceutical drugs including: Tenormin, Zestril, Kytril, Relafen, Paxil, Coreg, Havrix, Hycamtin, Famvir, Requip, Avandia, Provigil and Fentora. Dr. Blake served on the board of Memory Pharmaceutical, Inc., until it was purchased by Roche in 2009 and was a founding board member of Protez Pharmaceuticals, Inc., until it was purchased by Novartis in 2008. He was also a

Director of ViaCell, Inc., until its purchase by Perkin Elmer in 2007 and of Oxford BioMedica from 2008 until 2016. He has also served as a member of the Inter-Company Collaboration for AIDS Drug Development and as a trustee of the Children’s Health Fund.
Joseph Dowling. Mr. Dowling was appointed as our Chief Executive Officer ("CEO") on May 31, 2018 and Secretary on August 25, 2014. He was our Chief Financial Officer (“CFO”) from June 16, 2014 to March 15, 2019. Before joining CV Sciences, Mr. Dowling held numerous senior positions including serving as President and CFO of MediVas, LLC, a biotechnology company focused on drug formulation and delivery from 2005 to 2013 where he led day-to-day operations, drug research and development, product development and commercialization and strategic alliance building including license agreements with Pfizer, Merck, Wyeth, DSM, Guidant and Boston Scientific. Mr. Dowling served as a Managing Director in the mergers and acquisitions group at Citigroup from 1998 to 2005. Earlier in his career, Mr. Dowling served in various finance and accounting roles in both public accounting and in the banking industry. Mr. Dowling graduated from University of California, Los Angeles in Economics and is a Certified Public Accountant. As the Company’s Chief Executive Officer and former Chief Financial Officer, Mr. Dowling is specially qualified to serve on the Board because of his detailed knowledge of the pharmaceutical industry including drug research and development and the Company’s global consumer product operations and his expertise in financial matters.
Terri Funk Graham. Ms. Graham has served as a Director of CV Sciences, Inc. since August 22, 2019. Ms. Graham joined the Board with vast experience serving on the Board of Fortune 1000 companies. She is currently an Independent Board Director for Sprouts Farmers Market Inc., a $5 billion specialty retailer of natural and organic food focusing on health and wellness, where she serves as the Chairperson of the Nominating & Corporate Governance Committee and serves on the Compensation Committee. Ms. Graham is also an Independent Board Director for Lumber Liquidators Inc., a $1 billion specialty retailer of hard-surface flooring, where she serves as the Chairperson of the Nominating & Corporate Governance Committee and a member of the Compensation Committee. She also served on the Hot Topic Inc. and 1-800 Contacts Inc. Boards before these companies were sold to private equity firms. In addition to her extensive Board experience, Ms. Graham is a senior marketing executive change agent who directly influenced the success, image and growth of the $3 billion Jack in the Box brand for more than 20 years. As the SVP & Chief Marketing Officer for Jack in the Box for 10 years, she was a pioneer in innovative branding, product development, advertising and digital media. Acknowledged for her strategic thinking, financial acumen, courage and proven results, her strategic vision and business expertise enabled her to effectively reinvent the Jack brand multiple times with franchise partners and executive management. While at Jack in the Box, Ms. Graham delivered one of the most successful national advertising campaigns achieving 10 Effie Awards and several Belding’s and Clio Awards.
Dr. Joseph Maroon. Dr. Maroon is a clinical professor and vice chairman of the Department of Neurological Surgery and the Heindl Scholar in Neuroscience at the University of Pittsburgh Medical Center (UPMC). He is a world-renowned neurosurgeon, and brings his expertise in health, nutrition and wellness to expand the depth of medical and biotech leadership on the board. Dr. Maroon was previously a member of the Board of Directors and Chairman of the Scientific Committee of Mylan Laboratories from 2005 to 2017. Dr. Maroon has been a team neurosurgeon in the National Football League since 1981, and serves as medical director of other professional sports organizations. He has served on the editorial boards of eight medical and neurological journals and is currently associate editor of Surgical Neurology. He also is past-president of the Congress of Neurological Surgeons, the largest society of neurosurgeons in the world. Dr. Maroon has conducted extensive research into neurotrauma, brain tumors and diseases of the spine, which has led to many innovative techniques for diagnosing and treating these disorders. His research efforts have garnered him numerous awards from various national and international neurological societies.
James McNulty. Mr. McNulty has served as a Director of CV Sciences, Inc. since January 4, 2016. Mr. McNulty has served as CFO of Hopkins Capital Group, an affiliation of limited liability companies which engage in venture activities primarily in the development of pharmaceuticals, since 2000. Mr. McNulty currently serves as CEO of MYMD Pharmaceuticals and is CFO of Defender Pharmaceuticals, Inc., both are privately-held companies. Mr. McNulty was CFO of Biodelivery Sciences International, Inc. (Nasdaq: BDSI) (“BDSI”) from 2000 until his retirement from BDSI in December 2014. Mr. McNulty has performed accounting and consulting services, including expert testimony as a Certified Public Accountant since 1975. Mr. McNulty chairs the Company’s audit committee (the "Audit Committee") which was formally chartered on March 16, 2016. Mr. McNulty’s knowledge of the pharmaceutical industry and technical accounting issues as well as extensive business background makes him a valuable addition to the Board.
Vote Required and Recommendation of the Board
Directors are elected by plurality of the votes cast at the Meeting by the holders of shares present in person or represented by proxy and entitled to vote on the election of the directors. The six nominees receiving the highest number of "FOR" votes will be elected. Shares represented by executed proxies will be voted for which no contrary instruction is given, if authority to do so is not withheld, for the election of each of the nominee named above. If a nominee becomes unavailable for election as a result of an unexpected occurrence, your shares will be voted for the election of a substitute nominee by your Board.
The Board unanimously recommends that you vote “FOR” each of the nominees identified above.

PROPOSAL 2
REVERSE STOCK SPLIT

On _______, 2020, the Company’s Board unanimously approved, and declared the advisability of, subject to stockholder approval, an amendment to our Certificate of Incorporation, as amended, to effect a reverse stock split of our outstanding common stock by combining outstanding shares of common stock into a lesser number of outstanding shares of common stock by a ratio of not less than 1-for-2 and not greater than 1-for-20 at any time prior to March 31, 2021, with the exact ratio to be set within this range by our Board at its sole discretion without further stockholder approval. The Board may alternatively elect to abandon such proposed amendment and not effect the reverse stock split authorized by our stockholders, in its sole discretion. Upon the effectiveness of the amendment to our Certificate of Incorporation, as amended, effecting the reverse stock split, the outstanding shares of our common stock will be reclassified and combined into a lesser number of shares such that one share of our common stock will be issued for a specified number of shares in accordance with the specific ratio determined by the Board as described herein. The proposed amendment to our Certificate of Incorporation to effect the reverse stock split, as more fully described below, will effect the reverse stock split but will not change the number of authorized shares of our common stock or preferred stock, or the par value of our common stock or preferred stock. As of this date of this Proxy Statement, there are no specific plans, arrangements, agreements or understandings for the issuance of the additional authorized but unissued shares of common stock that would be created by the reverse stock split.

If this Proposal 2 is approved by our stockholders as proposed, our Board would have the sole discretion to effect the amendment and reverse stock split at any time prior to March 31, 2021, and to fix the specific ratio for the reverse stock split, provided that the ratio would be not less than 1-for-2 and not greater than 1-for-20. We believe that enabling our Board to fix the specific ratio of the reverse stock split within the stated range will provide us with the flexibility to implement the split in a manner designed to maximize the anticipated benefits for our stockholders. The determination of the ratio of the reverse stock split will be based on a number of factors, described further below under the heading "Criteria to be Used for Decision to Apply the Reverse Stock Split." As set forth below, one of the purposes of effectuating the reverse stock split is to potentially permit us to list our common stock on the Nasdaq Capital Market (the "Nasdaq"), or another national exchange. The initial requirements for such listing include a closing bid price of at least $4.00 per share. In light of the volatility of our stock price, changing conditions in the capital markets, the extended time frame in which the reverse stock split decision may be made and other factors relevant to the timing and extent of the reverse stock split, the Board believes that stockholder approval of a range of reverse split ratios from 1-for-2 to 1-for-20 is in the best interests of the Company and its stockholders.

The reverse stock split, if approved by our stockholders, would become effective upon the filing of an amendment to our Certificate of Incorporation with the Secretary of State of the State of Delaware, or at the later time set forth in the amendment. The exact timing of the amendment will be determined by our Board based on its evaluation as to when such action will be the most advantageous to us and our stockholders, but will not occur after March 31, 2021. In addition, our Board reserves the right, notwithstanding stockholder approval and without further action by our stockholders, to abandon the amendment and the reverse stock split if, at any time prior to the effectiveness of the filing of the amendment with the Delaware Secretary of State, our Board, in its sole discretion, determines that it is no longer necessary or in our best interest and the best interests of our stockholders to proceed.

The primary purpose for effecting the reverse stock split is to increase the per share trading price of our common stock so as to:

·	potentially permit us to list the Company's common stock on the Nasdaq in the future;

·	make our common stock a more attractive investment to institutional investors;

·	broaden the pool of investors that may be interested in investing in the Company by attracting new investors who would prefer not to invest in shares that trade at lower share prices; and

·	better enable us to raise funds to finance planned operations.

Our Board further believes that a listing of the Company’s common stock on either the Nasdaq or another national stock exchange could attract a broader, more diverse stockholder base. The reverse stock split proposal is intended to increase our per share bid price and satisfy one of listing requirements for a national exchange, including the Nasdaq. Reducing the number of outstanding shares of our common stock should, absent other factors, increase the per share market price of the common stock, although we cannot provide any assurance that we will be able to meet or maintain a bid price over the minimum bid price requirement for listing on the Nasdaq or any other exchange (and/or the other Nasdaq listing requirements). The Board also believes that an increased stock price may encourage investor interest and improve the marketability of our common stock to a broader range of investors, and thus improve liquidity and lower average transaction costs. Because of the trading volatility often associated with low-priced stocks, many brokerage firms and institutional investors have internal policies and practices that either prohibit them from investing in low-priced stocks or tend to discourage individual brokers from recommending low-priced stocks to their customers. Our Board believes that the anticipated higher market price resulting from a reverse stock split would enable institutional investors and brokerage firms with policies and practices such as those described above to invest in our common stock.

At present, other than granting equity incentives for our employees, consultants and non-employee directors and pursuant to outstanding performance-based options outside of the CV Sciences, Inc. Amended and Restated 2013 Equity Incentive Plan (the "Amended 2013 Plan", as discussed further in the Notes to the Company’s condensed consolidated financial statements which accompany the Annual Report, our Board has no immediate plans, arrangements or understandings to issue additional shares of common stock. However, we desire to have shares available to provide additional flexibility to use our common stock for business and financial purposes in the future as well to have sufficient shares available to provide appropriate equity incentives for our employees.

In evaluating the reverse stock split, our Board also took into consideration negative factors associated with reverse stock splits. These factors include the negative perception of reverse stock splits held by many investors, analysts and other stock market participants, as well as the fact that the stock price of some companies that have effected reverse stock splits has subsequently declined back to pre-reverse stock split levels. Our Board, however, determined that these potential negative factors were significantly outweighed by the potential benefits, and believes that increasing the per share market price of our common stock as a result of the reverse stock split may encourage greater interest in our common stock and enhance the acceptability and marketability of our common stock to the financial community and investing public as well as promote greater liquidity for our stockholders.

The form of the proposed amendment to our Certificate of Incorporation to effect the reverse stock split is attached hereto as Attachment A. Any amendment to our Certificate of Incorporation to effectuate the reverse stock split will include the reverse stock split ratio fixed by our Board, within the range approved by our stockholders.

Criteria to be Used for Decision to Apply the Reverse Stock Split

If our stockholders approve the reverse stock split, our Board will be authorized to proceed with the reverse stock split. In determining whether to proceed with the reverse stock split and setting the exact amount of split, if any, our Board will consider a number of factors, including existing and expected marketability and liquidity of the common stock, prevailing market conditions, the Nasdaq listing requirements, the likely effect on the market price of the Company's common stock, and our capitalization (including the number of shares of common stock issued and outstanding). Notwithstanding approval of the reverse stock split by the stockholders, the Board may, in its sole discretion, abandon the proposed amendment and determine prior to the effectiveness of any filing with the Delaware Secretary of State not to effectuate the reverse stock split. If the Board fails to implement the reverse stock split before March 31, 2021, further stockholder approval would be required prior to implementing any reverse stock split.

Effect of the Reverse Stock Split

The reverse stock split will be effected simultaneously for all outstanding shares of our common stock. The reverse stock split will affect all of our stockholders uniformly and will not affect any stockholder's percentage ownership interest in the Company, except to the extent that the reverse stock split results in any of our stockholders owning a fractional share. The reverse stock split will not change the terms of our common stock. After the reverse stock split, the shares of common stock will have the same voting rights and rights to dividends and distributions and will be identical in all other respects to the common stock now authorized, which is not entitled to preemptive or subscription rights, and is not subject to conversion, redemption or sinking fund provisions. The post-reverse stock split common stock will remain fully paid and non-assessable. The reverse stock split is not intended as, and will not have the effect of, a "going private transaction" covered by Rule 13e-3 under the Securities Exchange Act of 1934, as amended (the "Exchange Act"). Following the reverse stock split, we will continue to be subject to the periodic reporting requirements of the Exchange Act. After the reverse stock split, the common stock would continue to be reported on the OTC: QB under the symbol “CVSI”.

As of the effective time of the reverse stock split, we will adjust and proportionately decrease the number of shares of our common stock reserved for issuance upon exercise of, and adjust and proportionately increase the exercise price of, all options and warrants and other rights to acquire our common stock. In addition, as of the effective time of the reverse stock split, we will adjust and proportionately decrease the total number of shares of our common stock that may be the subject of future grants under our stock plans.

As noted above, the reverse stock split will not change the number of authorized shares of our preferred stock. As of the date of this Proxy Statement, there is no preferred stock issued and outstanding.

Assuming reverse stock split ratios of 1-for-2, 1-for-10, and 1-for-20, which reflect the low, middle and high end of the range that our stockholders are being asked to approve, the following table, which is provided for illustrative purposes only, sets forth approximate information regarding (i) the number of shares of our common stock that would be issued and outstanding, (ii) the number of shares of our common stock that would be reserved for issuance pursuant to the Amended 2013 Plan and (iii) the number of shares of common stock reserved for outstanding warrants, options, and restricted stock units outside the Amended 2013 Plan, each giving effect to the reverse stock split without taking into account the treatment of fractional shares and based on securities outstanding as of March 19, 2020.

	Shares of Common Stock before Reverse	Post Reverse Stock Split Ratio of	Post Reverse Stock Split Ratio of	Post Reverse Stock Split Ratio of
	Stock Split	1 to 2	1 to 10	1 to 20
Shares of Common Stock Issued and Outstanding	[95,669,588]	[47,834,794]	[9,566,959]	[4,783,480]

Shares of Common Stock Reserved under the Amended 2013 Plan	[29,487,000]	[14,743,500]	[2,948,700]	[1,474,350]

Shares of Common Stock Reserved for Options, Warrants and Restricted Stock Units outside the Amended 2013 Plan	[20,750,000]	[10,375,000]	[2,075,000]	[1,037,500]

If this Proposal 2 is approved and our Board elects to effect the reverse stock split, the number of outstanding shares of common stock will be reduced in proportion to the ratio of the split chosen by our Board. Accordingly, if a reverse stock split is effected, the number of authorized shares of common stock available for issuance will be proportionally increased relative to the number of outstanding shares.

Additionally, if this Proposal 2 is approved and our Board elects to effect the reverse stock split, we would communicate to the public, prior to the effective date of the reverse stock split, additional details regarding the reverse stock split, including the specific ratio selected by our Board. If the Board does not implement the reverse stock split by March 31, 2021, the authority granted in this proposal to implement the reverse stock split will terminate.

The increase in the number of shares of authorized but unissued and unreserved common stock will have an ‘anti-takeover effect’ by permitting the issuance of shares to purchasers who might oppose a hostile takeover bid or oppose any efforts to amend or repeal certain provisions of our Certificate of Incorporation or Bylaws. The increased number of available authorized but unissued shares of common stock as a result of the reverse stock split would give the Company’s management more flexibility to resist or impede a third-party takeover bid that provides an above-market premium that is favored by a majority of the independent stockholders. Any such anti-takeover effect of a reverse stock split would be in addition to existing anti-takeover provisions of our Certificate of Incorporation, as amended, and Bylaws, as amended. Our Board is not presently aware of any attempt, or contemplated attempt, to acquire control of the Company and the reverse stock split is not part of any plan by our Board to recommend or implement a series of anti-takeover measures.

Our directors and executive officers have no substantial interests, directly or indirectly, in the matters set forth in this proposed amendment, except to the extent of their ownership in shares of our common stock and securities convertible or exercisable for common stock.

Certain Risks and Potential Disadvantages Associated with the Reverse Stock Split

The effect of the reverse stock split upon the market prices for our common stock cannot be accurately predicted, and the history of similar reverse stock split combinations for companies in like circumstances is varied. If the reverse stock split is implemented, the post-split market price of our common stock may be less than the pre-reverse stock split price multiplied by the reverse stock split ratio.

In addition, a reduction in number of shares outstanding may impair the liquidity for our common stock, which may reduce the value of our common stock. Also, some stockholders may consequently own less than one hundred shares of our common stock. A purchase or sale of less than one hundred shares may result in incrementally higher trading costs through certain brokers, particularly "full service" brokers. Therefore, those stockholders who own less than one hundred shares following the reverse stock split may be required to pay modestly higher transaction costs should they then determine to sell their shares.

In addition, although we believe the reverse stock split may enhance the desirability of our common stock to certain potential investors, we cannot assure stockholders that, if implemented, our common stock will be more attractive to institutional and other long term investors or that the liquidity of our common stock will increase since there would be a reduced number of shares outstanding after the reverse stock split.

Even if our stockholders approve the reverse stock split and the reverse stock split is effected, there can be no assurance that we will subsequently meet and continue to meet the listing requirements of the Nasdaq.

Although the reverse stock split will not, by itself, have any immediate dilutive effect on our stockholders, the proportion of shares owned by stockholders relative to the number of shares authorized for issuance will decrease because the number of authorized shares of common stock would remain unchanged. As a result, additional authorized shares of common stock would become available for issuance at such times and for such purposes as the Board may deem advisable without further action by stockholders, except as required by applicable law or stock exchange rules. To the extent that additional authorized shares of our common stock are issued in the future, such shares could be dilutive to existing stockholders of the Company by decreasing such stockholders’ percentage of equity ownership in the Company.

Procedure for Effecting the Reverse Stock Split and Exchange of Stock Certificates

If our stockholders approve the proposal to effect the reverse stock split, and if our Board still believes that a reverse stock split is in the best interests of the Company and our stockholders, our Board will determine the ratio of the reverse stock split to be implemented and we will file the Certificate of Amendment to our Certificate of Incorporation with the Secretary of State of the State of Delaware. As soon as practicable after the effective date of the reverse stock split, stockholders will be notified that the reverse stock split has been effected.

Beneficial Owners of Common Stock.    Upon the implementation of the reverse stock split, we intend to treat shares held by stockholders in street name (i.e., through a bank, broker, custodian or other nominee), in the same manner as registered stockholders whose shares are registered in their names. Banks, brokers, custodians or other nominees will be instructed to effect the reverse stock split for their beneficial holders holding our common stock in street name. However, these banks, brokers, custodians or other nominees may have different procedures than registered stockholders for processing the reverse stock split. If a stockholder holds shares of our common stock with a bank, broker, custodian or other nominee and has any questions in this regard, stockholders are encouraged to contact their bank, broker, custodian or other nominee.

Registered Holders of Common Stock.    Certain of our registered holders of common stock hold some or all of their shares electronically in book-entry form with our transfer agent, Issuer Direct Corporation (formerly Interwest Transfer). These stockholders do not hold physical stock certificates evidencing their ownership of our common stock. However, they are provided with a statement reflecting the number of shares of our common stock registered in their accounts. If a stockholder holds registered shares in book-entry form with our transfer agent, no action needs to be taken to receive post-reverse stock split shares. If a stockholder is entitled to post-reverse stock split shares, a transaction statement will automatically be sent to the stockholder's address of record indicating the number of shares of our common stock held following the reverse stock split.

Holders of Certificated Shares of Common Stock.    As soon as practicable after filing the Certificate of Amendment to our Certificate of Incorporation effecting a reverse stock split with the Secretary of State of Delaware, we will notify our stockholders that the reverse stock split has been implemented and stockholders will receive instructions for the exchange of their common stock certificates for new certificates representing the appropriate number of shares of common stock after the reverse stock split. However, if permitted, the Company may elect to effect the exchange in the ordinary course of trading as certificates are returned for transfer. In either event, each current certificate representing shares of common stock will until so exchanged be deemed for all corporate purposes after the filing date of the Certificate of Amendment to evidence ownership of our common stock in the proportionately reduced number. STOCKHOLDERS SHOULD NOT DESTROY ANY STOCK CERTIFICATES AND SHOULD NOT SUBMIT ANY CERTIFICATES UNTIL REQUESTED TO DO SO. You should submit them only after you receive instructions from us.

Fractional Shares

Our stockholders will not receive fractional post-reverse stock split shares in connection with the reverse stock split. Instead, any fractional shares that would otherwise be issuable as a result of the reverse stock split will be rounded up to the nearest whole share. No stockholders will receive cash in lieu of fractional shares.

No Appraisal Rights

No action is proposed herein for which the laws of the State of Delaware, or our Certificate of Incorporation, as amended, or Bylaws, as amended, provide a right to our stockholders to dissent and obtain appraisal of, or payment for, such stockholders' capital stock.

Accounting Consequences

The par value of our common stock will remain unchanged at $0.0001 per share after the reverse stock split. As a result, on the effective date of the reverse stock split, the stated capital on the Company’s balance sheet attributable to our common stock will be reduced proportionately from its present amount, and the additional paid in capital account will be credited with the amount by which the stated capital is reduced. The per share common stock net income or loss and net book value will be increased because there will be fewer shares of common stock outstanding. Per share amounts for prior periods will be restated to reflect the reverse stock split. The Company does not anticipate that any other accounting consequences would arise as a result of the reverse stock split.

Federal Income Tax Consequences

The following discussion is a summary of certain U.S. federal income tax consequences of a reverse stock split to us and to stockholders that hold shares of our common stock as capital assets for U.S. federal income tax purposes. This discussion is based upon current U.S. tax law, which is subject to change, possibly with retroactive effect, and differing interpretations. Any such change may cause the U.S. federal income tax consequences of a reverse stock split to vary substantially from the consequences summarized below.

This summary does not address all aspects of U.S. federal income taxation that may be relevant to stockholders in light of their particular circumstances or to stockholders who may be subject to special tax treatment under the Code, including, without limitation, dealers in securities, commodities or foreign currency, persons who are treated as non-U.S. persons for U.S. federal income tax purposes, certain former citizens or long-term residents of the United States, insurance companies, tax-exempt organizations, banks, financial institutions, small business investment companies, regulated investment companies, real estate investment trusts, retirement plans, persons whose functional currency is not the U.S. dollar, traders that mark-to-market their securities, persons subject to the alternative minimum tax or Medicare contribution tax on net investment income, persons who do not hold their shares of our common stock as capital assets within the meaning of Section 1221 of the Code, persons who hold their shares of our common stock as part of a hedge, straddle, conversion or other risk reduction transaction, persons who hold their shares of our common stock as "qualified small business stock" under Section 1045 and/or 1202 of the Code, or who acquired their shares of our common stock pursuant to the exercise of compensatory stock options, the vesting of previously restricted shares of stock or otherwise as compensation.

The state and local tax consequences of a reverse stock split may vary as to each stockholder, depending on the jurisdiction in which such stockholder resides, and any state or local tax considerations are beyond the scope of this discussion. This discussion should not be considered as tax or investment advice, and the tax consequences of a reverse stock split may not be the same for all stockholders. Stockholders should consult their own tax advisors to understand their individual federal, state, local and foreign tax consequences.

Tax Consequences to the Company.    We believe that a reverse stock split will constitute a reorganization under Section 368(a)(1)(E) of the Code. Accordingly, we should not recognize taxable income, gain or loss in connection with a reverse stock split. In addition, we do not expect a reverse stock split to affect our ability to utilize our net operating loss carryforwards.

Tax Consequences to Stockholders.    Stockholders should not recognize any gain or loss for U.S. federal income tax purposes as a result of a reverse stock split, except stockholders whose fractional shares resulting from the reverse stock split are rounded up to the nearest whole share may recognize gain for United States federal income tax purposes equal to the value of the additional fractional share. A stockholder’s tax basis in the shares received as a result of the reverse stock split will be equal, in the aggregate, to his or her basis in the shares exchanged, increased by the income or gain attributable to the rounding up of fractional shares, as described herein. New shares attributable to the rounding up of fractional shares to the nearest whole number of shares will be treated for tax purposes as if the fractional shares constitute a disproportionate dividend distribution. Such stockholders generally should recognize ordinary income to the extent of earnings and profits of the Company allocated to the portion of each whole share attributable to the rounding up process, and the remainder of the gain, if any, shall be treated as received from the exchange of property. The stockholder’s holding period for the shares will include the period during which he or she held the pre-split shares surrendered in the reverse stock split. The portion of the shares received by a stockholder that are attributable to rounding up for fractional shares will have a holding period commencing on the effective date of the reverse stock split.

Individual tax circumstances can vary, and stockholders should consult their own tax advisors regarding the tax effects to them, based on their particular circumstances, in particular stockholders whose fractional shares resulting from the reverse stock split are rounded up to the nearest whole share and with respect to allocating tax basis and holding period among their post-reverse stock split shares.

Certain Regulatory Matters

The reverse stock split will require processing by the Financial Industry Regulatory Authority ("FINRA") pursuant to Rule 10b-17 promulgated under the Exchange Act in order for the reverse stock split to be recognized in the market for trading purposes. We expect to, but cannot assure that we will, receive FINRA’s clearance prior to the effective date of the reverse stock split. If so, our common stock will be quoted at its post-reverse stock split price on the effective date of FINRA’s approval.

Vote Required

Approval of this proposal requires the affirmative vote of holders of a majority of the outstanding shares of our common stock. Abstentions will be counted toward the tabulation of votes cast on this proposal and will have the same effect as negative votes. We believe that this proposal is considered a routine matter and, thus, we do not expect to receive any broker non-votes on this proposal.

Recommendation of the Board

The Board unanimously recommends that you vote “FOR” the approval of an amendment to the Company’s Certificate of Incorporation, as amended, to effect, at the discretion of the Board, a reverse stock split of all outstanding shares of the Company’s common stock, par value $0.0001 per share, at a ratio of not less than 1-for-2 and not greater than 1-for-20, such ratio to be determined by the Board at any time before March 31, 2021, without further approval or authorization of our stockholders.

PROPOSAL 3
RATIFICATION OF SELECTION OF
INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM
Our Audit Committee has selected Deloitte & Touche LLP ("Deloitte") as our independent registered public accounting firm for the fiscal year ending December 31, 2020, and has further directed that we submit the selection of the independent registered accounting firm for ratification by our stockholders at the 2020 Annual Meeting.
The selection of our independent registered public accounting firm is not required to be submitted for stockholder approval. Nonetheless, the Board is seeking ratification of its selection of Deloitte as a matter of further involving our stockholders in our corporate affairs. If the stockholders do not ratify this selection, the Board will reconsider its selection of Deloitte and will either continue to retain the firm or appoint a new independent registered public accounting firm. Even if the selection is ratified, the Board may, in its sole discretion, determine to appoint a different independent registered public accounting firm at any time during the year if it determines that such a change would be in our and our stockholders’ best interests.
Representatives of Deloitte will be at the Meeting. The representatives of Deloitte will have an opportunity to make a statement at the Meeting, if they so desire, and will be available to respond to appropriate questions.
Changes in Independent Registered Public Accounting Firm
Our Audit Committee conducted a competitive process to determine the Company’s independent registered public accounting firm, and on April 10, 2019, the Audit Committee of the Board appointed Deloitte as the Company’s independent registered public accounting firm for the Company’s fiscal periods commencing immediately. Tanner LLC (“Tanner”), the Company’s previous independent registered public accounting firm, was informed of this decision on the same date and was dismissed, effective immediately.
During the years ended December 31, 2018 and 2017, and through April 10, 2019, neither the Company nor anyone acting on its behalf consulted with Deloitte regarding either (i) the application of accounting principles to a specific transaction, either completed or proposed, or the type of audit opinion that might be rendered on the Company's financial statements or internal control over financial reporting, and neither written nor oral advice was provided to the Company that Deloitte concluded was an important factor considered by the Company in reaching a decision as to the accounting, auditing or financial reporting issue, or (ii) any matter that was either the subject of a disagreement (as defined in Item 304(a)(1)(iv) of Regulation S-K and the related instructions to Item 304 of Regulation S-K) or a reportable event (as described in Item 304(a)(1)(v) of Regulation S-K).
The audit reports of Tanner on the Company's consolidated financial statements as of and for the years ended December 31, 2018 and 2017 did not contain any adverse opinion or disclaimer of opinion, nor were such reports qualified or modified as to uncertainty, audit scope or accounting principles.
Except to the extent described below, in connection with the dismissal of Tanner, during the years ended December 31, 2018 and 2017, and the subsequent interim period through April 10, 2019, there were (i) no disagreements under Item 304(a)(1)(iv) of Regulation S-K between the Company and Tanner on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure, which, if not resolved to Tanner’s satisfaction, would have caused Tanner to make reference to the subject matter of such disagreement in connection with its report and (ii) no events of the types listed in paragraphs (A) through (D) of Item 304(a)(1)(v) of Regulation S-K.
A disagreement occurred with Tanner in connection with the Company’s preparation of its Annual Report on Form 10-K for the year ended December 31, 2018 (the "2018 Form 10-K") which pertained to the Company’s assessment of the material weakness in its internal control over financial reporting described below relating to management’s lack of maintaining appropriate staffing in its accounting department with the appropriate level of technical expertise and experience during a period of the year ended December 31, 2018. The disagreement was resolved between the Company and Tanner with no misstatements or related adjustments to the Company’s financial statements.
As disclosed in Item 9A of the 2018 Form 10-K, management disclosed a material weakness in internal control over financial reporting related to management's lack of maintaining appropriate staffing in its accounting department with the appropriate level of technical expertise and experience during a period of the year ended December 31, 2018, resulting in insufficient oversight and detailed review of the financial reporting function. As previously reported in the Company's Current Report on Form 8-K filed with the SEC on June 5, 2018, on May 31, 2018, Joseph Dowling was appointed as our Chief Executive Officer, which he served concurrently with his role as the Company's Chief Financial Officer. The result of Mr. Dowling's dual role required the need to hire additional qualified financial and accounting personnel. The lack of hiring additional qualified personnel resulted in management not being able to perform its assessment of the effectiveness of internal control over financial reporting in a timely manner, which resulted in deficiencies that were not identified and remediated as of December 31, 2018. Based on this material weakness, management concluded that at December 31, 2018, internal control over financial reporting was not effective.
During the years ended December 31, 2018 and 2017, and the subsequent interim period through April 10, 2019, there were no reportable events (as that term is described in Item 304(a)(1)(v) of Regulation S-K), except as discussed above.
The Audit Committee discussed the subject matter of the foregoing disagreement with Tanner, and the Company has authorized Tanner to respond fully to any inquiries of the successor independent registered public accounting firm, including with respect to the disagreement and material weakness discussed above.
Tanner's letter to the SEC stating its agreement with the statements in the foregoing paragraphs was filed as Exhibit 16.1 to our Current Report on Form 8-K filed with the SEC on April 15, 2019.
Independent Registered Public Accounting Firm's Fees
The Audit Committee reviews and must pre-approve all audit and non-audit services performed by our independent registered public accounting firm, as well as the fees charged by it for such services.  No fees charged by Tanner during 2018 were approved under the Regulation S-X Rule 2.01(c)(7)(i)(C) exception to the pre-approval requirement.  In its review of non-audit service fees, the Audit Committee considers, among other things, the possible impact of the performance of such services on the accounting firm’s independence.
The following table summarizes the fees billed to us for the year ended December 31, 2019 by Deloitte and for the year ended December 31, 2018 by Tanner, in each case, our principal accounting firm for such period. All fees described below were pre-approved by the Audit Committee:

Fee Category	2019		2018
Audit Fees	$495,788	(1)	$349,489	(2)
Audit Related Fees	—		—
Tax Fees	—		—
All Other Fees	—		—
	$495,788		$349,489
(1) Audit fees consist of fees billed for professional services by Deloitte for audit and quarterly reviews of our financial statements.
(2) Audit fees consist of fees billed for professional services by Tanner for audit and quarterly reviews of our financial statements.
Audit Committee's Pre-Approval Policies and Procedures
Our Audit Committee has adopted a procedure for pre-approval of all fees charged by our independent auditors. Under the procedure, the Audit Committee approves the engagement letter with respect to audit and review services. Other fees are subject to pre-approval by the Audit Committee, or, in the period between meetings, by a designated member of the Board or Audit Committee. Any such approval by the designated member is disclosed to the entire Board at the next meeting.
Vote Required and Recommendation of the Board
The affirmative vote of the holders of a majority of the shares casting votes at the Meeting on this proposal, at which a quorum is present, is required to approve this proposal.
The Board unanimously recommends that you vote “FOR” the ratification of Deloitte as the Company’s independent registered public accounting firm.
PROPOSAL 4
ADVISORY VOTE TO APPROVE NAMED EXECUTIVE OFFICER COMPENSATION
In accordance with Section 14(a) of the Exchange Act, the Company is providing stockholders with an advisory (non-binding) vote on compensation programs, which is sometimes referred to as "say on pay," for our named executive officers, Mr. Joseph Dowling, Mr. Joerg Grasser, and Mr. Michael Mona III. Accordingly, you may vote on the following resolution at the 2020 Annual Meeting.

"RESOLVED, that the compensation paid to our named executive officers, as disclosed pursuant to Item 402 of Regulation S-K, including the compensation tables and narrative discussion is hereby APPROVED."
This vote is non-binding. The Board intends to consider the outcome of the vote when making future executive compensation decisions and, in particular, to consider any significant negative voting results to the extent they can determine the cause or causes for such votes. The Board has determined, consistent with the vote of the Company's stockholders, to submit a resolution on the compensation of the Company's named executive officers to the Company's stockholders for an advisory vote every year.
Stockholders are encouraged to read the accompanying compensation tables and the related narrative disclosures for more information about the Company's executive compensation program.
Vote Required and Recommendation of the Board
The affirmative vote of holders of a majority of the shares of the Company's common stock casting votes at the Meeting on this proposal will be required for the approval, on an advisory basis, of the named executive officer compensation.
The Board unanimously recommends that you vote “FOR” the approval of the named executive officer compensation as disclosed in the accompanying compensation tables and the related narrative disclosure.

CORPORATE GOVERNANCE

Board and Stockholder Meetings and Attendance
The Board has responsibility for establishing broad corporate policies and reviewing our overall performance rather than day-to-day operations. The primary responsibility of the Board is to oversee the management of the Company and, in doing so, serve the best interests of the Company and its stockholders. The entire Board selects, evaluates and provides for the succession of executive officers and, subject to stockholder election, directors. It reviews and approves corporate objectives and strategies, and evaluates significant policies and proposed major commitments of corporate resources. The Board also participates in decisions that have a potential major economic impact on the Company. Management keeps the directors informed of Company activity through regular communication, including written reports and presentations at Board and committee meetings.
Directors are elected annually and hold office until the next annual meeting and until their successors are duly elected and qualified. During fiscal year 2019, there were eleven formal Board meetings. None of our directors attended fewer than 75% of the total number of meetings of the Board and meetings of any committee of the Board on which such director served during the time each such individual director was serving as a director. The Company encourages, but does not require, directors to attend annual meetings of stockholders. All of the directors attended the 2019 Annual Meeting of Stockholders.
Committees of the Board
The Company has formal standing compensation, audit and nominating committees. All other functions of the Board are being undertaken by the Board as a whole, or special committees.
Compensation Committee
The Company's compensation committee (the "Compensation Committee") consists of Terri Funk Graham, Dr. Paul Blake, and James McNulty, and has established a charter that requires all members of the Compensation Committee to be “non-employee directors” for purposes of Rule 16b-3 of the Exchange Act, and satisfy the requirements of an “outside director” for purposes of Section 16(m) of the Internal Revenue Code.
The Compensation Committee is responsible for overseeing and, as appropriate, making recommendations to the Board regarding the annual salaries and other compensation of our executive officers, our general employee compensation and other policies and providing assistance and recommendations with respect to our compensation policies and practices. The Compensation Committee is authorized to carry out these activities and other actions reasonably related to the Compensation Committee's purposes or assigned by the Board from time to time. The Compensation Committee operates pursuant to a written charter that is available on our website at http://www.cvsciences.com. During fiscal year 2019, the Compensation Committee retained Radford, a division of Aon Hewitt, to consult with the Company on a range of issues relating to executive and director compensation. Radford serves at the discretion of the Compensation Committee and provides services only to the Compensation Committee. Services provided by Radford included a review of executive and director compensation, public peer group and compensation philosophy development, and executive compensation benchmarking. Working with Radford, the Compensation Committee considered a variety of factors when determining the Company’s executive compensation program and total compensation levels. These factors included analysis of peer companies and Radford’s Global Life Science Survey.
During fiscal year 2019, the Compensation Committee held two meetings.
Audit Committee
The Audit Committee consists of Beth Altman, Dr. Joseph Maroon, and James McNulty, and has established a charter that requires all members of the Audit Committee to be independent in accordance with applicable listing standards. Our securities are quoted on the OTC: QB, which does not have any director independence requirements. Further, companies with securities only listed on the OTC: QB are not required to comply with the independence standards set forth in Rule 10A-3(b)(1) of the Exchange Act. Our Board has also determined that Ms. Altman and Mr. McNulty are “audit committee financial experts” as defined in Item 407(d) of Regulation S-K. The Audit Committee operates pursuant to a written charter that is available on our website at www.cvsciences.com under “Investor Relations – Corporate Governance - Governance Documents.”
The Audit Committee's responsibilities include: a) selecting and evaluating the performance of our independent auditors; b) reviewing the scope of the audit to be conducted by our independent auditors, as well as the result of their audit, and approving audit and non-audit services to be provided; c) reviewing and assessing our financial reporting activities and disclosure, including our earnings press releases and periodic reports, and the accounting standards and principles followed; d) reviewing the scope, adequacy and effectiveness of our internal control over financial reporting; e) reviewing management’s assessment of our compliance with our disclosure controls and procedures; f) reviewing our public disclosure policies and procedures; g) reviewing our guidelines and policies regarding risk assessment and management, our tax strategy and our investment policy; h) reviewing and approving related-party transactions; and i) reviewing threatened or pending litigation matters and investigating matters brought to the committee's attention that are within the scope of its duties.
The Audit Committee also reviews and discusses with our management and independent registered public accounting firm the financial statements and disclosures in our quarterly financial press releases and SEC filings. In performing its responsibilities, the Audit Committee has reviewed and discussed with management and the Company’s independent auditors the audited financial statements in the Company’s Annual Report on Form 10-K for the year ended December 31, 2019. The Audit Committee has also discussed with the independent registered public accounting firm matters required to be discussed by Auditing Standard No. 61, Professional Standards, as adopted by the Public Company Accounting Oversight Board (“PCAOB”). The Audit Committee has received the written disclosures and the letter from the Company’s independent accountant required by applicable requirements of the PCAOB regarding the independent accountant's communications with the Audit Committee concerning independence, and has discussed with our independent registered public accounting firm such firm’s independence. Based on the reviews and discussions referred to above, the Audit Committee unanimously recommended to the Board that the audited financial statements be included in the 2019 Form 10-K.
During fiscal year 2019, the Audit Committee held four meetings.
Nominating Committee
The Company's nominating and governance committee (the "Nominating Committee") consists of Beth Altman, Terri Funk Graham, Dr. Paul Blake, and Dr. Joseph Maroon, and is comprised solely of independent directors, as defined by Nasdaq.  The Nominating Committee interviews, evaluates, nominates and recommends individuals for membership on the Board, evaluates the effectiveness of the Board and its serving members, and recommends the structure, responsibility and composition of the committees of the Board.  The Nominating Committee is also responsible for recommending guidelines and policies for corporate governance for adoption by the Board.  The charter of the Nominating Committee has been established and approved by the Board, and a copy of the charter has been posted on our website at www.cvsciences.com under “Investor Relations – Corporate Governance - Governance Documents.”
Strategic Committee
The Company's strategic committee (the "Strategic Committee") consists of Beth Altman, Terri Funk Graham, Dr. Paul Blake, Dr. Joseph Maroon, Joseph Dowling, and James McNulty. The Strategic Committee, formed on December 13, 2019, is a special committee formed by the Board that has the full power and authority to take any and all actions and make decisions on behalf of the Board as it deems necessary to evaluate, negotiate, and handle all matters and affairs concerning the Company. The Strategic Committee’s grant of authority provides that all decisions made by the Strategic Committee are binding and final, and are not subject to review or approval by the Board. However, any decision made by the Strategic Committee on behalf of the Company or the Board shall be carefully evaluated and made on an informed basis, in good faith and in the honest belief that the action taken was in the best interests of the Company and its stockholders.
During fiscal year 2019, the Strategic Committee held one meeting.
Board Leadership Structure
Mr. McNulty has been the Company's lead independent director through December 31, 2019. Effective, January 1, 2020, the Company does not have a lead independent director. We believe our leadership structure is appropriate for the size and scope of operations of a company of our size.
Board’s Role in Risk Management
The Board is responsible for oversight of risks facing CV Sciences, while our management is responsible for day-to-day management of risk. The Board, as a whole, directly oversees our strategic and business risk, including financial reporting related risk and product development risk. We believe the Board, as a whole, supports its role in risk oversight, with our Chief Executive Officer and Chief Financial Officer responsible for assessing and managing risks facing CV Sciences day-to-day and other members of the Board providing oversight of such risk management.
Code of Ethics

We have adopted a corporate code of ethics that applies to all directors, officers and employees. A copy is available on the Investors-Corporate Governance section of our website at www.cvsciences.com.
Family Relationships
There are no family relationships between any directors or executive officers of CV Sciences.
Compensation of Directors
During 2019, we had an informal plan for compensating our existing directors for their services, whereby during 2019 each director, other than our employee directors, received $12,500 per quarter. In addition, we paid Mr. McNulty $70,000 during 2019 associated with his role as lead director.
Effective, July 1, 2019, we adopted a non-employee director compensation program (the "Program"). The Program became effective for any existing non-employee directors on January 1, 2020. Our Program for non-employee directors consists of:

•	an annual cash retainer of $40,000, payable in quarterly installments;

•	an annual fee of $15,000 to the Chair of the Audit Committee and an annual fee of $7,500 to each member of the Audi Committee;

•	an annual fee of $10,000 to the Chair of the Compensation Committee and an annual fee of $6,000 to each member of the Compensation Committee;

•	an annual fee of $7,500 to the Chair of the Nominating Committee and an annual fee of $5,000 to each member of the Nominating Committee;

•	an initial option grant with a grant date fair value of $200,000 computed in accordance with FASB ASC Topic 718; and

•	an annual option grant with a grant date fair value of $100,000 computed in accordance with FASB ASC Topic 718.

Name of Directors	Fees earned or paid in cash ($)(1)	Stock Awards ($)	Option Awards ($)(2)	All other compensation ($)	Total ($)
Beth Altman (3)	$9,917	$—	$215,820	$—	$225,737
Dr. Paul Blake (4)	$10,058	$—	$210,370	$—	$220,428
Terri Funk Graham (5)	$19,708	$—	$205,840	$—	$225,548
Dr. Joseph Maroon	$50,000	$—	$—	$—	$50,000
James McNulty	$120,000	$—	$—	$—	$120,000
Gary Sligar (6)	$25,000	$—	$—	$—	$25,000
________________________________

(1)	This column reflects the annual cash retainer for Board services during fiscal 2019.

(2)
These amounts represent the grant date fair value of stock options granted in fiscal 2019 computed in accordance with FASB ASC Topic 718. We do not include any impact of estimated forfeitures related to service-based vesting terms in these calculations. Assumptions used in calculating these values may be found in Note 9 of our financial statements in our 2019 Form 10-K.

(3)
Ms. Altman was appointed as a director on October 24, 2019. Ms. Altman received an option to purchase 109,000 shares of our common stock. These options are duration-based and vest in three successive equal annual installments from October 24, 2019.

(4)
Dr. Blake was appointed as a director on October 21, 2019. Dr. Blake received an option to purchase 109,000 shares of our common stock. These options are duration-based and vest in three successive equal annual installments from October 21, 2019.

(5)
Ms. Graham was appointed as a director on August 22, 2019. Ms. Graham received an option to purchase 62,000 shares of our common stock. These options are duration-based and vest in three successive equal annual installments from August 22, 2019.

(6)	Mr. Sligar resigned as a director on June 21, 2019.

The aggregate number of shares of our common stock subject to outstanding options held by each non-employee director as of December 31, 2019 was as follows: Ms. Altman 109,000 shares, Dr. Blake 109,000 shares, Ms. Graham 62,000, Dr. Maroon 250,000 shares, and Mr. McNulty 290,000 shares. Mr. Sligar did not have any outstanding options as of December 31, 2019.
Conflicts of Interest
Our directors and officers are not obligated to commit their full time and attention to our business and, accordingly, they may encounter a conflict of interest in allocating their time between our operations and those of other businesses. In the course of their other business activities, they may become aware of investment and business opportunities which may be appropriate for presentation to us as well as other entities to which they owe a fiduciary duty. As a result, they may have conflicts of interest in determining to which entity a particular business opportunity should be presented. They may also in the future become affiliated with entities that are engaged in business activities similar to those we intend to conduct.
In general, officers and directors of a corporation are required to present business opportunities to the corporation if:

•	the corporation could financially undertake the opportunity;

•	the opportunity is within the corporation’s line of business; and

•	it would be unfair to the corporation and its stockholders not to bring the opportunity to the attention of the corporation.
We have adopted a code of ethics that obligates our directors, officers and employees to disclose potential conflicts of interest and prohibits those persons from engaging in such transactions without our consent.
Board Communications with Stockholders
Stockholders desiring to communicate with the Board or any individual member should do so by sending regular mail to the Board, or such director, c/o Secretary, 10070 Barnes Canyon Road, San Diego, California 92121. All communications will be compiled by the Secretary and forwarded to the Board or the appropriate director accordingly.

EXECUTIVE OFFICERS
The following table provides information concerning our executive officers as of February 29, 2020:

Name	Age	Position
Joseph Dowling	62	Chief Executive Officer and Director
Joerg Grasser	45	Chief Financial Officer
Dr. Duffy MacKay	47	Senior VP Scientific and Regulatory Affairs
Joseph Dowling. See biographical information set forth above under "Proposal 1 - Election of Directors."
Joerg Grasser. On March 15, 2019, Mr. Grasser was appointed as the Chief Financial Officer of the Company. Mr. Grasser previously served as the Company's Chief Accounting Officer since December 26, 2018. Prior to his appointment, Mr. Grasser, held the position of Controller at Ballast Point Brewing Company ("Ballast Point"), a subsidiary of Constellation Brands, Inc. from 2015 to 2018, where Mr. Grasser provided accounting, finance, financial reporting and operational expertise to the company. Prior to his role at Ballast Point, from 2014 to 2015 Mr. Grasser held the position of Senior Director of Accounting for Sequenom, Inc., and from 2010 to 2014, Mr. Grasser was at Peregrine Semiconductor Corporation advancing to Director Financial Planning and Reporting. Mr. Grasser began his career at KPMG LLP providing audit and IT advisory services, advancing to senior audit manager. He has an MBA from the Keller Graduate School of Management, a BA from University of Regensburg and is a Certified Public Accountant.
Douglas “Duffy’ MacKay, ND. On March 18, 2019, Dr. MacKay was appointed as Senior Vice President of Scientific and Regulatory Affairs of the Company. Prior to his appointment, Dr. MacKay was a senior executive with The Council for Responsible Nutrition ("CRN"), a Washington, D.C. based trade association for dietary supplements and functional foods. At CRN, Dr. MacKay held the position of Senior Vice President of Scientific and Regulatory Affairs from February 2014 to March 2018, and Vice President of Scientific and Regulatory Affairs from September 2008 to February 2014. In these roles, Dr. MacKay oversaw CRN’s scientific and regulatory affairs department, ensuring that the association’s scientific, policy and legislative positions were based on credible scientific rationale. Prior to CRN, from 2004 to 2008, Dr. MacKay held the position of Research Advisor for Nordic Naturals and Vice President of Clinical Research, Nordic Pharma, a division of Nordic Naturals. During this time, Dr. MacKay managed the research and scientific affairs for the leading omega-3 fatty acid company’s consumer product and pharmaceutical division. Dr. MacKay began his career in the dietary supplements industry as Technical Advisor at Thorne Research, where he provided technical support for product development, safety and marketing from 1999 to 2004. In addition to his work with nutritional products, Dr. MacKay maintained an integrative medicine clinical practice from 2001 to 2019, and currently serves on several editorial and advisory boards, including the Journal of Dietary Supplements Editorial Board; Journal of Alternative and Complementary Medicine Editorial Board; American Botanical Council Advisory Board; Food, Drug and Law Institute Cannabis Derived Product Committee; and CRN Board of Directors. Dr. MacKay earned his N.D. in Naturopathic Medicine in 2001 from the National University of Natural Medicine in Portland, Oregon and is a licensed Naturopathic Doctor in Maryland. Dr. MacKay completed his undergraduate degree in Marine Biology at University of California, Santa Cruz in 1994.

EXECUTIVE COMPENSATION
The following table summarizes all compensation recorded by us in each of the last two completed fiscal years for our principal executive officer, our two most highly compensated executive officers, and up to two additional individuals for whom disclosure would have been made in this table but for the fact that the individual was not serving as an executive officer of our company at December 31, 2019. The value attributable to any option awards, if any, is computed in accordance with FASB ASC 718 Share-Based-Payment (“ASC 718”).
Summary Compensation Table
The following table provides information concerning the compensation paid to our "principal executive officer," and our next two most highly compensated executive officers during fiscal year 2019 and 2018. We refer to these individuals as our "named executive officers."

Name and Principal Position	Fiscal Year	Salary ($)	Stock Awards ($)(1)	Option Awards ($)(2)	Non-Equity Incentive Plan Compensation ($)(3)	All Other Compensation ($)(4)	Total ($)
Joseph Dowling (5)	2019	$480,769	$—	$2,057,702	$210,000	$18,000	$2,766,471
Chief Executive Officer	2018	$397,596	$—	$133,363	$200,000	$18,000	$748,959
Michael Mona, Jr. (6)	2019	$—	$—	$—	$—	$—	$—
Former Chairman and Chief Executive Officer	2018	$398,654	$6,313,000	$280,062	$200,000	$35,846	$7,227,562
Michael Mona, III (7)	2019	$390,385	$—	$1,131,736	$—	$18,000	$1,540,121
Former Chief Operating Officer	2018	$347,596	$—	$133,363	$175,000	$15,793	$671,752
Joerg Grasser (8)	2019	$269,231	$—	$993,219	$120,000	$—	$1,382,450
Chief Financial Officer	2018	$3,434	$—	$813,077	$—	$—	$816,511
________________________________

(1)
These amounts reflect the full grant date fair value of restricted stock units calculated in accordance with FASB ASC Topic 718. Assumptions used in calculating these values may be found in Note 9 of our financial statements in our 2019 Form 10-K.

(2)
These amounts reflect the full grant date fair value of stock option awards calculated in accordance with FASB ASC Topic 718. Assumptions used in calculating these values may be found in Note 9 of our financial statements in our 2019 Form 10-K. Stock option awards include time-based stock options and performance-based stock options.

(3)
The amounts in this column reflect awards earned under our 2019 and 2018 cash incentive bonus program for performance in the respective fiscal year, and which were paid early in the following fiscal year.

(4)
These amounts reflect an auto allowance provided to Mr. Dowling for 2019 and 2018; an auto allowance of $3,000, an auto lease of $11,373, and life insurance premiums of $21,473 paid by the Company on behalf of Mr. Mona, Jr. in 2018; and an auto allowance for 2019 and an auto lease for 2018 provided to Mr. Mona, III.

(5)	Joseph Dowling was appointed Chief Executive Officer and a Director of the Company on May 31, 2018.

(6)	Michael Mona, Jr. resigned as Chief Executive Officer, President and Director on May 31, 2018.

(7)	Michael Mona, III resigned as Chief Operating Officer on December 31, 2019.

(8)	Joerg Grasser was appointed Chief Financial Officer on March 15, 2019 and was previously Chief Accounting Officer from December 26, 2018.

Narrative Explanation of Certain Aspects of the Summary Compensation Table
The base salary of all executive officers are reviewed annually and adjusted when our Board or its Compensation Committee determines an adjustment is appropriate. For fiscal year 2019, the annual base salaries for our named executive officers were as follows: Mr. Dowling - $500,000, Mr. Mona, III - $400,000, and Mr. Grasser - $275,000. Our named executive officers have employment agreements as described below.
Each year, we adopt a cash incentive bonus program that incorporates certain short-term performance objectives designed to further our long-term business objectives. These performance objectives, which can change from year to year, have included corporate as well as individual objectives.
During fiscal year 2019, Mr. Dowling's total compensation was $2,766,471 and included his salary of $500,000, performance bonus of $210,000 and 500,000 stock options. Mr. Dowling's target for his performance bonus was 50% of his annual salary. During fiscal year 2018, Mr. Dowling’s total compensation was $748,959 and included his salary of $400,000, performance bonus of $200,000 and 500,000 stock options.
During fiscal year 2018, Mr. Mona, Jr. 's total compensation was $7,423,018 and included his salary of $400,000, performance bonus of $200,000, 1,050,000 stock options and 2,950,000 restricted stock units.
During fiscal year 2019, Mr. Mona III's total compensation was $1,540,121 and included his salary of $400,000 and 275,000 stock options. During fiscal year 2018, Mr. Mona, III’s total compensation was $671,752 and included his salary of $350,000, performance bonus of $175,000 and 500,000 stock options.
During fiscal year 2019, Mr. Grasser's total compensation was $1,382,450 and included his salary of $275,000, performance bonus of $120,000 and 250,000 stock options. During fiscal year 2018, Mr. Grasser's total compensation was $816,511 and included his prorated salary of $250,000 and 250,000 stock options.

Employment Agreements
We have entered into employment agreements with each of our named executive officers (the “Executives”).
Executive Employment Agreement with Joseph Dowling
Mr. Dowling is entitled to a base salary of $500,000, and a target annual bonus in the amount of 50% of his base salary. The target annual bonus is based on Mr. Dowling’s performance, as determined by the board of directors in its sole discretion, against fundamental corporate and/or individual objectives to be determined by the board of directors. Mr. Dowling is eligible to participate in the 2013 Plan from time to time and as recommended by the Compensation Committee.
Under the terms of the employment agreement with Mr. Dowling, if we terminate his employment without cause (as defined below) or he resigns for good reason (as defined below), the Company shall continue to pay Mr. Dowling all salary, benefits, bonuses and other compensation that would be due thereunder through the end of the term of the agreement had the Company not terminated Mr. Dowling’s employment, but in any event not less than one-year after the date of such termination, with such amounts payable in accordance with the Company’s standard payroll.
In the event Mr. Dowling’s employment is terminated with cause (as defined below), the Company shall pay Mr. Dowling all salary then due and payable through the date of termination. Mr. Dowling would not be entitled to any severance compensation or any accrued vacation pay or bonuses in connection with termination for cause.
If Mr. Dowling’s employment is terminated as a result of his death or following his permanent disability, Mr. Dowling or his estate, as applicable, is entitled to the following payments and benefits: (1) all salary and other compensation under his agreement, then due and payable and all accrued vacation pay and bonuses, if any, in each case payable or accrued through the date of death or determination of permanent disability, and (2) all salary and accrued benefits that would have been payable under his agreement by the Company to Mr. Dowling during the one-year period immediately following his death or permanent disability.
In addition, notwithstanding anything to the contrary contained any agreement with respect thereto, (i) upon termination of Mr. Dowling’s employment pursuant to termination with cause or voluntary termination without good reason, all stock options, other equity options, restricted equity grants and similar rights held by Mr. Dowling with respect to securities of the Company not then fully vested shall immediately terminate and revert to the Company, (ii) upon termination of Mr. Dowling’s employment pursuant to termination without cause or voluntary termination with good reason, all stock options, other equity options, restricted equity grants and similar rights held by Mr. Dowling with respect to securities of the Company shall, remain in full force and effect and shall not be affected by such termination, and shall continue to vest, and (iii) upon termination of Mr. Dowling’s employment pursuant to death or permanent disability, all stock options, other equity options, restricted equity grants and similar rights held by Mr. Dowling with respect to securities of the Company shall, to the extent not then fully vested, immediately become fully vested.
Executive Employment Agreement with Joerg Grasser
Mr. Grasser is entitled to a base salary of $275,000, and a target annual bonus in the amount of 20% of his base salary. The target annual bonus is based on Mr. Grasser’s performance, as determined by the board of directors in its sole discretion, against fundamental corporate and/or individual objectives to be determined by the board of directors. Mr. Grasser is eligible to participate in the 2013 Plan from time to time and as recommended by the Compensation Committee.
Under the terms of the employment agreement with Mr. Grasser, if we terminate his employment without cause (as defined below) or he resigns for good reason (as defined below), the Company shall continue to pay Mr. Grasser all salary and benefits, that would be due thereunder (i) during the first year of employment eight, (8) weeks, (ii) during the second year of employment, twelve (12) weeks, and (iii) during the third year of employment, sixteen (16) weeks, with such amounts payable in accordance with the Company’s standard payroll.
In the event Mr. Grasser’s employment is terminated with cause (as defined below), the Company shall pay Mr. Grasser all salary then due and payable through the date of termination. Mr. Grasser would not be entitled to any severance compensation in connection with termination for cause.
Executive Employment Agreement with Michael Mona, III.
Mr. Mona, III is entitled to a base salary of $400,000, and a target annual bonus in the amount of 50% of his base salary. The target annual bonus is based on Mr. Mona, III’ s performance, as determined by the board of directors in its sole discretion, against fundamental corporate and/or individual objectives to be determined by the board of directors. Mr. Mona, III is eligible to participate in the 2013 Plan from time to time and as recommended by the Compensation Committee.
In addition, upon the closing of a liquidity event, the Company shall pay (or arrange for the payment) to Mr. Mona, III in cash the sum equal to two percent (2%) of the gross closing proceeds as a liquidity bonus, subject to a cumulative cap of $750 million.
Under the terms of the employment agreement with Mr. Mona, III, if we terminate his employment without cause (as defined below) or he resigns for good reason (as defined below), the Company shall continue to pay Mr. Mona, III all salary, benefits, bonuses and other compensation that would be due thereunder through the end of the term of the agreement had the Company not terminated Mr. Mona, III’s employment, but in any event not less than one-year after the date of such termination, with such amounts payable in accordance with the Company’s standard payroll.
In the event Mr. Mona, III’s employment is terminated with cause (as defined below), the Company shall pay Mr. Mona, III all salary then due and payable through the date of termination. Mr. Mona, III would not be entitled to any severance compensation or any accrued vacation pay or bonuses in connection with termination for cause.
If Mr. Mona, III’s employment is terminated as a result of his death or following his permanent disability, Mr. Mona, III or his estate, as applicable, is entitled to the following payments and benefits: (1) all salary and other compensation under his agreement, then due and payable and all accrued vacation pay and bonuses, if any, in each case payable or accrued through the date of death or determination of permanent disability, and (2) all salary and accrued benefits that would have been payable under his agreement by the Company to Mr. Mona, III during the one-year period immediately following his death or permanent disability.
In addition, notwithstanding anything to the contrary contained herein or in any agreement with respect thereto, (a) upon termination of Mr. Mona, III 's employment pursuant to termination with cause or voluntary termination without good reason, all equity options, restricted equity grants and similar rights held by Mr. Mona, III with respect to securities of the Company, to the extent not then fully vested, immediately terminate and revert to the Company, (b) upon termination of Mr. Mona, III's employment pursuant to termination without cause, all equity options, restricted equity grants and similar rights held by Mr. Mona, III with respect to securities of the Company, including without limitation Mr. Mona, III’s stock option shall, remain in full force and effect and shall not be affected by such termination, and (c) upon termination of Mr. Mona, III's employment pursuant to any other provision of the agreement, all equity options, restricted equity grants and similar rights held by Mr. Mona, III with respect to securities of the Company, including without limitation Mr. Mona, III's stock options, if such stock options shall have been approved by the Company's stockholders, shall, to the extent not then fully vested, immediately become fully vested.
Defined Terms Applicable to Executive Employment Agreements
For purposes of this Agreement, "Cause" shall mean, upon delivery by the Board to Executive of a written notice terminating this Agreement for Cause (as such term is defined below), which notice shall be supported by a reasonably detailed statement of the relevant facts and reasons for termination:

(a) Executive shall have committed an act of fraud, embezzlement or theft with respect to the property or business of the Company;
(b) Executive shall have materially breached this Agreement as determined by the Board and such breach shall have continued for a period of twenty (20) days after receipt of written notice from the Board specifying such breach;
(c) Executive shall have been grossly negligent in the performance of his duties hereunder, intentionally not performed or mis-performed any of such duties, or refused to abide by or comply with the reasonable and lawful directives of the Board of Directors, in each case as reasonably determined by the Board, which action shall have continued for a period of twenty (20) days after receipt of written notice from the Board demanding such action cease or be cured; or
(d) Executive shall have been found guilty of, or has pled nolo contendere to, the commission of a felony offense or other crime involving moral turpitude.
For purposes of the executive employment agreements, "Good Reason" shall mean:
(a)          The assignment of Executive to any duties inconsistent with, or any adverse change in, Executive's positions, duties, responsibilities, functions or status with the Company, or the removal of Executive from, or failure to reelect Executive to, any of such positions; provided, however, that a change in Executive's positions, duties, responsibilities, functions or status that Executive shall agree to in writing shall not be an event of Good Reason or give rise to termination for Good Reason;
(b)         A reduction by the Company of Executive's Base Salary without his written consent;
(c)        The failure by the Company to continue in effect for Executive any material benefit provided herein or otherwise available to any of the management executives of the Company, including without limitation, any retirement, pension or incentive plans, life, accident, disability or health insurance plans, equity or cash bonus plans or savings and profit sharing plans, or any action by the Company which would adversely affect Executive's participation in or reduce Executive's benefits under any of such plans or deprive Executive of any fringe benefit enjoyed by Executive; or
(d)       Any other material breach by the Company of this Agreement which is not cured within twenty (20) days of delivery of written notice thereof by Executive to the Company.

Option Grants
On July 23, 2014, Company stockholders approved the Amended 2013 Plan, which provides for the granting of stock options, restricted stock awards, restricted stock units, stock bonus awards and performance-based awards. On each of December 21, 2015, October 24, 2016, July 14, 2017, August 4, 2018, and June 11, 2019 the Company’s stockholders approved an amendment to the Amended 2013 Plan to increase the number of shares that may be issued under the Amended 2013 Plan. There are currently 34,976,000 shares of common stock authorized for issuance under the Amended 2013 Plan. This plan serves as the successor to the Company's 2013 Equity Incentive Plan. There were no option awards under the Company's 2013 Equity Incentive Plan prior to it being amended and restated. As of January 1, 2020, the Company had 8,897,627 of authorized unissued shares reserved and available for issuance under the Amended 2013 Plan.
Outstanding Equity Awards at Fiscal Year End
The following table provides a summary of all outstanding option awards for named executive officers at the end of fiscal year 2019.

	Option Awards
Name	Award Grant and Commencement of Vesting Date	Number of securities underlying unexercised option (#) exercisable	Number of securities underlying unexercised option (#) unexercisable	Option exercise price ($)	Option Expiration Date

Joseph Dowling (1)	10/1/2014	600,000	—	$0.38	10/1/2024
Chief Executive Officer	5/21/2015	100,000	—	$0.38	5/21/2025
	9/23/2015	200,000	—	$0.73	9/23/2025
	12/28/2015	150,000	—	$0.16	12/28/2025
	10/5/2016	250,000	—	$0.37	7/5/2026
	3/15/2017	100,000	—	$0.38	3/15/2027
	7/14/2017	250,000	—	$0.37	7/5/2026
	7/14/2017	250,000	—	$0.38	3/15/2027
	3/20/2018	500,000	—	$0.40	3/19/2028
	2/20/2019	500,000	—	$4.72	2/19/2029

Michael Mona, III (2)	10/1/2014	500,000	—	$0.38	10/1/2024
Chief Operating Officer	9/23/2015	343,000	—	$0.73	9/23/2025
	10/5/2016	1,000,000	—	$0.37	7/5/2026
	3/15/2017	100,000	—	$0.38	3/15/2027
	7/14/2017	1,000,000	—	$0.37	7/5/2026
	7/14/2017	250,000	—	$0.38	3/15/2027
	3/20/2018	500,000	—	$0.40	3/19/2028
	2/20/2019	275,000	—	$4.72	2/19/2029

Joerg Grasser (3)	12/26/2018	82,500	167,500	$3.99	12/25/2028
Chief Financial Officer	3/1/2019	82,500	167,500	$4.67	2/28/2029
________________________________

(1)	Joseph Dowling was appointed Chief Executive Officer and a Director of the Company on May 31, 2018.

(2)	Michael Mona, III resigned as Chief Operating Officer on December 31, 2019.

(3)	Joerg Grasser was appointed Chief Financial Officer on March 15, 2019. He was the Chief Accounting Officer of the Company from December 26, 2018.
Pension, Retirement or Similar Benefit Plans
During fiscal years 2019 and 2018 there were no arrangements or plans in which we provided pension, retirement or similar benefits to our directors or executive officers.
SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT AND RELATED STOCKHOLDER MATTERS
Beneficial Ownership of Directors, Officers and 5% Stockholders
Beneficial ownership is determined in accordance with the rules of the SEC. In computing the number of shares beneficially owned by a person and the percentage of ownership of that person, shares of common stock subject to options and warrants held by that person that are currently exercisable or become exercisable within 60 days are deemed outstanding even if they have not actually been exercised. Those shares, however, are not deemed outstanding for the purpose of computing the percentage ownership of any other person. The following table sets forth, as of February 29, 2020, certain information as to shares of our common stock owned by (i) each person known to beneficially own more than five percent of our outstanding common stock or preferred stock, (ii) each of our directors, and executive officers named in our summary compensation table, and (iii) all of our executive officers and directors as a group. Unless otherwise indicated, the address of each named beneficial owner is the same as that of our principal executive offices located at 10070 Barnes Canyon Road, San Diego, CA 92121.

Name and Address of Beneficial Owner (1)	Number of Shares of Common Stock Beneficially Owned (2)	Percent of Common Stock Beneficially Owned
5% or greater stockholders:
Michael Mona, Jr (3)	14,450,000	14.5%
Named Executive Officers and Directors:
Joseph Dowling (4)	2,915,000	2.9%
Michael Mona, III (5)	8,448,000	8.5%
James McNulty (6)	1,835,500	1.8%
Dr. Joseph Maroon (7)	966,116	*
Beth Altman	1,181	*
Dr. Paul Blake	—	*
Terri Funk Graham	—	*
Joerg Grasser (8)	237,222	*
All executive officers and directors as a group (nine persons)	14,493,297	14.6%
________________________________
* Less than 1%

(1)
Beneficial ownership has been determined in accordance with Rule 13d-3 under the Exchange Act. Pursuant to the rules of the SEC, shares of our common stock that each named person and group has the right to acquire within 60 days pursuant to options, warrants, or other rights, are deemed outstanding for purposes of computing shares beneficially owned by the percentage ownership of each such person and group. Applicable percentages are based on 99,617,990 shares of our common stock outstanding on February 29, 2020, and are calculated as required by rules promulgated by the SEC.

(2)	Unless otherwise noted, all shares listed are owned of record and the record owner has sole voting and investment power, subject to community property laws where applicable.

(3)	Beneficial ownership includes 3,150,000 shares of common stock owned by Mr. Mona, Jr. and 11,300,000 outstanding stock options.

(4)	Beneficial ownership includes 15,000 shares of common stock owned by Mr. Dowling and 2,915,000 outstanding stock options.

(5)
Beneficial ownership includes 1,230,000 shares of record owned by Mr. Mona III and 6,468,000 outstanding stock options. Mr. Mona III is also the beneficial owner and beneficiary of Mik Nik Trust, which owns 750,000 shares.

(6)	Beneficial ownership includes 1,545,500 shares of record owned by Mr. McNulty and 290,000 outstanding stock options.

(7)	Beneficial ownership includes 741,116 shares of common stock owned by Dr. Maroon and 225,000 outstanding stock options.

(8)	Beneficial ownership includes 15,000 shares of common stock owned by Mr. Grasser and 237,222 outstanding stock options.

Equity Compensation Plan Information
On July 23, 2014, Company stockholders approved the Amended 2013 Plan, which provides for the granting of stock options, restricted stock awards, restricted stock units, stock bonus awards and performance-based awards. On each of December 21, 2015, October 24, 2016, July 14, 2017, August 4, 2018, and June 11, 2019, the Company’s stockholders approved an amendment to the Amended 2013 Plan to increase the number of shares that may be issued under the Amended 2013 Plan. There are currently 34,976,000 shares of common stock authorized for issuance under the Amended 2013 Plan. This plan serves as the successor to the

Company's 2013 Equity Incentive Plan. There were no option awards under the Company's 2013 Equity Incentive Plan prior to it being amended and restated.
The information set forth in the table below is provided as of December 31, 2019. As previously discussed in the Company's Current Report on Form 8-K filed with the SEC on July 11, 2016, on July 6, 2016, the Compensation Committee approved the grant of 6,000,000 standalone stock options to Mr. Mona, Jr., 4,000,000 standalone stock options to Mr. Mona, III, and 1,000,000 standalone stock options to Mr. Dowling, which were not granted under the Amended 2013 Plan. As set forth in the Company's Current Report on Form 8-K filed with the SEC on May 11, 2017, the terms of the options were subsequently amended and each grant has a term of ten (10) years and is performance-based, with the option shares vesting upon the completion of each of four defined option performance conditions. Additionally on March 15, 2017, the disinterested members of the Board approved the grant of 5,000,000 standalone stock options to Mr. Mona, Jr., which were not granted under the Amended 2013 Plan. The grant has a term of ten (10) years and is performance-based, with the option shares vesting upon the completion of each of three defined option performance conditions. As previously discussed in the Company's Current Report on Form 8-K filed with the SEC on April 12, 2017 (the "April 2017 8-K"), on April 7, 2017, the Compensation Committee approved the grant of 1,000,000 standalone stock options to each of Mr. Dowling and Mr. Mona, III which were not granted under the Amended 2013 Plan. As set forth in the April 2017 8-K, the terms of the options were subsequently amended and the stock grant has a term of ten (10) years and is performance-based, with the option shares vesting upon the completion of each of three defined option performance conditions.

Plan Category	Number of securities to be issued upon exercise of outstanding options, warrants and rights	Weighted-average exercise price of outstanding options, warrant and rights	Number of securities remaining available for future issuance under equity compensation plans (excluding securities reflected in the first column)
Equity compensation plans approved by security holders	17,897,919	$1.04	8,897,627
Equity compensation plans not approved by security holders	18,000,000	0.37	—
	35,897,919	$0.45	8,897,627

CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS, AND DIRECTOR INDEPENDENCE
Except for the transactions described below, none of our directors, nominees for director, officers or principal stockholders, nor any associate or affiliate of the foregoing, have had any interest, direct or indirect, in any transaction or in any proposed transaction since January 1, 2018, which materially affects the Company or has affected the Company.
In March 2018, the disinterested members of the Board approved a grant of an aggregate of 500,000 stock options to purchase shares of the Company’s common stock to Mr. Dowling and 500,000 to Mr. Mona, III, under the Amended 2013 Plan, pursuant to the bonus plan set forth in the executives’ respective employment agreements for fiscal year 2017 performance. The stock options have a term of ten (10) years, were 100% vested as of the date of grant and were granted with an exercise price equal to the fair market value of the Company’s common stock at the time of grant.
On March 20, 2018, the disinterested members of the Board granted Mr. Mona, Jr. 1,050,000 stock options. The stock options have a term of ten (10) years, were 100% vested as of the date of grant and were granted with an exercise price equal to the fair market value of the Company’s common stock at the time of the grant.
Also, in June 2018, the Compensation Committee approved the grant of 2,950,000 stock-settled restricted stock units ("RSUs") to Mr. Mona, Jr. under the Amended 2013 Plan. The RSUs are stock-settled, have a term of ten (10) years, and thirty-three percent (33%) of the RSUs vest on the one (1) year anniversary of June 8, 2018, provided, however, that there had not been a termination of service as of such date, and the remainder of the RSUs are durational-based, vesting in twenty-four (24) equal monthly installments measured from the first anniversary of the date of grant. As of February 28, 2020, all RSUs have vested.
There have been no other transactions the last two completed fiscal years or any currently proposed transactions in which we are, or plan to be, a participant and the amount involved exceeds the lesser of $120,000 or one percent of the average of our total assets at year-end for the last two completed fiscal years, and in which any related person had or will have a direct or indirect material interest.
Director Independence
Our securities are quoted on the OTC: QB, which does not have any director independence requirements. However, the Board has determined that all of the members of our Board, other than Mr. Dowling, are independent as defined by Nasdaq rules and that all such members of our Board are independent as independence for audit committee members and compensation committee members are defined by Nasdaq rules.

Delinquent Section 16(a) Reports
Section 16(a) of the Exchange Act requires our executive officers and directors, and persons who beneficially own more than 10% of a registered class of our equity securities to file with the SEC initial statements of beneficial ownership, reports of changes in ownership and annual reports concerning their ownership of our common shares and other equity securities, on Forms 3, 4 and 5 respectively. Based on our review of the copies of such forms received by us or filed with the SEC, and to the best of our knowledge, all executive officers, directors and persons holding greater than 10% of our issued and outstanding stock have filed the required reports in a timely manner during fiscal year 2019 with the exception of one late Form 4 filed each by Joseph Dowling, Michael Mona III, Joerg Grasser and Dr. Joseph Maroon, and a delinquent Form 4 filing by Michael Mona, Jr., as described below. Each of the above mentioned reports contained one transaction except for the Form 4 filed by Dr. Joseph Maroon, which contained two transactions. The Company is aware that Michael Mona Jr., an individual who beneficially owns more than 10% of our common stock and our former Chief Executive Officer, President and Director that resigned back on May 31, 2017, has failed to file a required Form 4.

STOCKHOLDERS’ PROPOSALS
Stockholders may submit proposals on matters appropriate for stockholder action at our subsequent annual meetings consistent with Rule 14a-8 promulgated under the Exchange Act. For such proposals or nominations to be considered timely, they must be received in writing by our Secretary no later than 120 days before the date on which the Company first sent its proxy materials for the prior year’s annual meeting of stockholders. For such proposals or nominations to be considered in the proxy statement and proxy relating to the 2021 annual meeting of stockholders they must have been received by us no later than [ ], 2020. Such proposals should be directed to CV Sciences, Inc., 10070 Barnes Canyon Road, San Diego, CA 92121, Attn: Secretary. Any proposal may be included in next year’s proxy materials only if such proposal complies with the rules and regulations promulgated by the

SEC. Nothing in this section shall be deemed to require us to include in our proxy statement or our proxy relating to any meeting any stockholder proposal or nomination that does not meet all of the requirements for inclusion established by the SEC.

OTHER BUSINESS
The Board knows of no matter other than those described herein that will be presented for consideration at the Meeting. However, should any other matters properly come before the Meeting or any adjournments or postponements thereof, it is the intention of the person(s) named in the accompanying proxy to vote in accordance with their best judgment in the interest of the Company.

MISCELLANEOUS
We will bear all costs incurred in the solicitation of proxies. In addition to solicitation by mail, our officers and employees may solicit proxies by telephone, the Internet or personally, without additional compensation. We may also make arrangements with brokerage houses and other custodians, nominees and fiduciaries for the forwarding of solicitation materials to the beneficial owners of shares of our common stock held of record by such persons, and we may reimburse such brokerage houses and other custodians, nominees and fiduciaries for their out-of-pocket expenses incurred in connection therewith. We have not engaged a proxy solicitor.
The SEC has adopted rules that permit companies and intermediaries such as brokers to satisfy delivery requirements for proxy statements with respect to two or more stockholders sharing the same address by delivering a single proxy statement addressed to those stockholders. This process, which is commonly referred to as “householding,” potentially provides extra convenience for stockholders and cost savings for companies. The Company and some brokers household proxy materials, delivering a single proxy statement and/or Notice of Internet Availability of Proxy Materials to multiple stockholders sharing an address unless contrary instructions have been received from the affected stockholders. Once you have received notice from your broker or the Company that they or the Company will be householding materials to your address, householding will continue until you are notified otherwise or until you revoke your consent. If, at any time, you no longer wish to participate in householding and would prefer to receive a separate Notice of Internet Availability of Proxy Materials, please notify your broker if your shares are held in a brokerage account or the Company if you hold registered shares. We will also deliver a separate copy of this Proxy Statement to any stockholder upon written request. Similarly, stockholders who have previously received multiple copies of disclosure documents may write to the address or call the phone number listed below to request delivery of a single copy of these materials in the future. You can notify the Company by sending a written request to Joseph Dowling, Secretary, 10070 Barnes Canyon Road, San Diego, CA 92121, by registered, certified or express mail or by calling the Company at (866) 290-2157.
AVAILABILITY OF ADDITIONAL INFORMATION
We file annual, quarterly and current reports, proxy statements, and other information with the SEC. You may read and copy any materials we file with the SEC at the SEC’s Public Reference Room at 100 F Street N.E., Washington, D.C. 20549-2521. You may obtain information on the operation of the Public Reference Room by calling the SEC at 1-800-732-0330. The SEC maintains a website at http://www.sec.gov that contains reports, proxy and information statements, and other information regarding issuers that file electronically with the SEC.
San Diego, California

March ____, 2020	By Order of the Board of Directors

/s/ Joseph Dowling
Joseph Dowling, Chief Executive Officer and Secretary

Attachment A

CERTIFICATE OF AMENDMENT
OF
CERTIFICATE OF INCORPORATION
OF
CV SCIENCES, INC.

CV Sciences, Inc., a corporation organized and existing under and by virtue of the General Corporation Law of the State of Delaware, does hereby certify that:

1.       The name of the corporation is CV Sciences, Inc. (the “Corporation”).

2.       The original Certificate of Incorporation of the Corporation was filed with the Secretary of State of the State of Delaware on July 26, 2013, and a Certificate of Amendment of Certificate of Incorporation of the Corporation was filed with the Secretary of State of the State of Delaware on January 4, 2016.

3.       Article IV of the Certificate of Incorporation of the Corporation is hereby amended by adding the following paragraph to the end of Article IV:

“At the effective time of this Certificate of Amendment, each [________] (_____) issued and outstanding shares of Common Stock of the Corporation shall, automatically and without any further action on the part of the Corporation or the holder thereof, be combined and converted into one (1) validly issued, fully paid and non-assessable share of Common Stock of the Corporation, provided that in the event a stockholder would otherwise be entitled to a fraction of a share of Common Stock of the Corporation pursuant to the provisions of this Article IV, such stockholder shall receive one whole share of Common Stock of the Corporation in lieu of such fractional share and no fractional shares shall be issued.”

4.       This Certificate of Amendment has been duly adopted by the Board of Directors and stockholders of the Corporation in accordance with the applicable provisions of Sections 228 and 242 of the General Corporation Law of the State of Delaware.

IN WITNESS WHEREOF, the undersigned has executed this Certificate of Amendment as of ______ ___, 2020.

CV SCIENCES, INC.,
a Delaware corporation

________________________________
Joseph Dowling, Chief Executive Officer

CV SCIENCES, INC.
THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS
ANNUAL MEETING OF STOCKHOLDERS - MAY 21, 2020 AT 10 AM LOCAL TIME

CONTROL ID:
REQUEST ID:

The undersigned hereby appoints Joseph Dowling proxy of the undersigned, with power of substitution, to vote all shares of capital stock of CV Sciences, Inc. (the "Company") held by the undersigned which are entitled to be voted at, and to act for the undersigned at, the Meeting of the Stockholders of the Company to be held on May 21, 2020 at the _______________ at 10 a.m. local time, and any adjournment(s) or postponement(s) thereof, as effectively as the undersigned could do if personally present on the matters indicated on the reverse side of this proxy.

If no instruction is given, this proxy will be voted in accordance with the recommendations of the Board of Directors.

(CONTINUED AND TO BE SIGNED ON REVERSE SIDE.)
Important Notice Regarding the Availability of Proxy Materials
for the Shareholder Meeting To Be Held on May 21, 2020

The Notice of the Meeting, Proxy Statement, Proxy Card, Annual Report on Form 10-K
are available at https://www.iproxydirect.com/CVSI

VOTING INSTRUCTIONS
If you vote by phone, fax or internet, please DO NOT mail your proxy card.

MAIL:	Please mark, sign, date, and return this Proxy Card promptly using the enclosed envelope.

FAX:	Complete the reverse portion of this Proxy Card and Fax to 202-521-3464.

INTERNET:	https://www.iproxydirect.com/CVSI

PHONE:	1-866-752-VOTE (8683)

ANNUAL MEETING OF THE STOCKHOLDERS OF CV SCIENCES, INC.		PLEASE COMPLETE, DATE, SIGN AND RETURN PROMPTLY IN THE ENCLOSED ENVELOPE. PLEASE MARK YOUR VOTE IN BLUE OR BLACK INK AS SHOWN HERE: ☒
PROXY SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS
Proposal 1		FOR ALL	WITHHOLD ALL	FOR ALL EXCEPT
	Election of Directors.	☐	☐
	James McNulty			☐	CONTROL ID:
	Beth Altman			☐	REQUEST ID:
	Dr. Paul Blake			☐
	Joseph Dowling			☐
	Dr. Joseph Maroon			☐
	Terri Funk Graham			☐
Proposal 2		FOR	AGAINST	ABSTAIN

To approve an amendment to the Company’s Certificate of Incorporation, as amended, to effect, at the discretion of the Company’s Board of Directors, a reverse stock split of all outstanding shares of the Company’s common stock, par value $0.0001 per share, at a ratio of not less than 1-for-2 and not greater than 1-for-20, such ratio to be determined by the Company’s Board of Directors at any time prior to March 31, 2021, without further approval or authorization of our stockholders.
		☐	☐	☐

Proposal 3		FOR	AGAINST	ABSTAIN
	Ratify Deloitte & Touche LLP, as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2020.	☐	☐	☐
Proposal 4		FOR	AGAINST	ABSTAIN
	Approve on an advisory, non-binding basis named executive officer compensation.	☐	☐	☐

THE BOARD OF DIRECTORS OF THE COMPANY RECOMMENDS A VOTE FOR ALL PERSONS LISTED IN PROPOSAL 1 AND A VOTE FOR PROPOSALS 2, 3, and 4.
THE UNDERSIGNED HEREBY REVOKES ANY PROXY OR PROXIES HERETOFORE GIVEN TO VOTE OR ACT WITH RESPECT TO THE CAPITAL STOCK OF THE COMPANY AND HEREBY RATIFIES AND CONFIRMS ALL THAT THE PROXY, OR HIS SUBSTITUTES, OR ANY OF THEM, MAY LAWFULLY DO BY VIRTUE HEREOF.

Dated: ________________________, 2020

(Print Name of Stockholder and/or Joint Tenant)
(Signature of Stockholder)
(Second Signature if held jointly)

THE BOARD OF DIRECTORS OF THE COMPANY RECOMMENDS A VOTE FOR ALL PERSONS LISTED IN PROPOSAL 1 AND A VOTE FOR PROPOSALS 2, 3, and 4.
THE UNDERSIGNED HEREBY REVOKES ANY PROXY OR PROXIES HERETOFORE GIVEN TO VOTE OR ACT WITH RESPECT TO THE CAPITAL STOCK OF THE COMPANY AND HEREBY RATIFIES AND CONFIRMS ALL THAT THE PROXY, OR HIS SUBSTITUTES, OR ANY OF THEM, MAY LAWFULLY DO BY VIRTUE HEREOF.

 MARK “X” HERE IF YOU PLAN TO ATTEND THE MEETING:  ☐
MARK HERE FOR ADDRESS CHANGE ☐ New Address (if applicable):
____________________________
____________________________
____________________________
IMPORTANT: Please sign exactly as your name or names appear on this Proxy. When shares are held jointly, each holder should sign. When signing as executor, administrator, attorney, trustee or guardian, please give full title as such. If the signer is a corporation, please sign full corporate name by duly authorized officer, giving full title as such. If signer is a partnership, please sign in partnership name by authorized person.

Dated: ________________________, 2020

(Print Name of Stockholder and/or Joint Tenant)
(Signature of Stockholder)
(Second Signature if held jointly)